EXHIBIT 10.1

LOAN AGREEMENT

This Loan Agreement (“Agreement”) is made and entered into on December 24, 2021 (“Effective Date”), by and between Camber Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears on the signature page hereto (“Lender”).

Recitals

A. The parties desire that, upon the terms and subject to the conditions herein, Lender will loan $25,000,000.00 to the Company, and receive Warrants exercisable at $10.00 and $20.00 per share; and

B. The offer and sale of the Securities provided for herein are being made pursuant to the exemptions from registration under Section 4(a)(2) of the Act as a transaction by an issuer not involving any public offering, and as a private placement of restricted securities pursuant to Rule 506 of Regulation D.

Agreement

In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Company and Lender agree as follows:

I. Definitions. In addition to the terms defined elsewhere in this Agreement and the Transaction Documents, capitalized terms that are not otherwise defined have the meanings set forth in the Glossary of Defined Terms attached hereto as Exhibit 1 or the other Transaction Documents.

II. Loan.

A. Loan. Subject to the terms and conditions herein and the satisfaction of the conditions to Closings set forth below, Lender hereby irrevocably agrees (pursuant to the terms of this Agreement below), to loan Company $25,000,000.00.

B. Deliveries. The following documents will be fully executed and delivered at the Closing:

1. This Agreement;

2. Promissory Note, in the form attached hereto as Exhibit 1;

3. Security Agreement, in the form attached hereto as Exhibit 2; and

4. Warrant, in the form attached hereto as Exhibit 3.

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C. Closing Conditions. The consummation of the transactions contemplated by this Agreement (each, a “Closing”) is subject to the satisfaction of each of the following conditions:

1. Shareholder approval and the filing of an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock from 250,000,000 to 1,000,000,000;

2. All documents, instruments and other writings required to be delivered by Company to Lender pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein have been fully executed and delivered, including without limitation those enumerated in Section II.B above;

3. The Common Stock is listed for and currently trading on the same or higher Trading Market and except as set forth in the Public Reports the Company is in compliance with all requirements to maintain listing on the Trading Market, the Company has received no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such Trading Market, and Company is not aware of any current facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification;

4. The representations and warranties of Company and Lender set forth in this Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which will be true as of such date);

5. Except for those prior breaches known to or identified by Lender prior to the Effective Date, or which have been waived by the Lender, no material breach or default has occurred under any Transaction Document or any other agreement between Company and Lender or any Affiliate of Lender;

6. There is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in any Transaction Document, or requiring any consent or approval which will not have been obtained, other than Approval, nor is there any completed, pending, threatened or, to Company’s knowledge, contemplated proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement, including without limitation the sale, issuance, listing, trading, or resale of any Shares on the Trading Market; no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings will be completed, in progress, pending, threatened or, to Company’s knowledge, contemplated by any person other than Lender or any Affiliate of Lender, that seek to enjoin or prohibit the transactions contemplated by this Agreement; and

7. Any rights of first refusal, preemptive rights, rights of participation, or any similar right to participate in the transactions contemplated by this Agreement, if any, have been waived in writing.

D. Closing. Immediately when all conditions set forth in Section II.C have been fully satisfied, Lender will lend funds to Company (the “Closing”), by payment to Company of $25,000,000.00 in cash, by wire transfer of immediately available funds to an account designated by Company.

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E. Use of Proceeds. Immediately upon Closing, Company will use the proceeds of the loan:

1. To redeem all issued and outstanding shares of Series C Redeemable Convertible Preferred Stock of the Company not beneficially owned by Lender or its affiliates;

2. To pay all secured loans due and payable within 90 days of the Closing; and

3. To the extent the above items are satisfied and there are surplus proceeds available, for working capital purposes.

III. Representations and Warranties.

A. Representations Regarding Transaction. Except as disclosed in any Public Reports, which disclosure shall supersede any representation herein, Company hereby represents and warrants to, and as applicable covenants with, Lender as of the Closing:

1. Organization and Qualification. Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except as would not reasonably be expected to result in a Material Adverse Effect. Each of Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect and there is no completed, pending, threatened or, to the knowledge of Company, contemplated proceeding in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2. Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company. Each of the Transaction Documents has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

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3. No Conflicts. The execution, delivery and performance of the Transaction Documents by Company, the issuance and sale of the Shares and the consummation by Company of the other transactions contemplated thereby do not and will not (a) conflict with or violate any provision of Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing Company or Subsidiary debt or otherwise) or other understanding to which Company or any Subsidiary is a party or by which any property or asset of Company or any Subsidiary is bound or affected, (c) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Company or a Subsidiary is subject (including U.S. federal and state securities laws and regulations), or by which any material property or asset of Company or a Subsidiary is bound or affected, or (d) conflict with or violate the terms of any material agreement by which Company or any Subsidiary is bound or to which any property or asset of Company or any Subsidiary is bound or affected; except in the case of each of clauses (b), (c) and (d), such as would not reasonably be expected to result in a Material Adverse Effect.

4. Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending, threatened, or, to the knowledge of Company, contemplated against or affecting Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which would reasonably be expected to adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or the issuance, listing, trading, or resale of any Shares on the Trading Market. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Act.

5. Filings, Consents and Approvals. Except for the Approval, with regard to affiliates of Lender, and as set forth in the Public Reports, neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Company of the Transaction Documents, other than required federal and state securities filings, and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or if not yet required to be filed will be, timely filed.

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6. Issuance of Shares. The Conversion Shares and Warrant Shares are duly authorized and, when issued upon the conversion of all or a portion of the Promissory Notes or the exercise of the Warrant, respectively, in accordance with their respective terms, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. Company will reserve from its duly authorized capital stock sufficient shares of its Common Stock for issuance pursuant to the Transaction Documents.

7. Disclosure; Non-Public Information. Company will timely file a current report on Form 8-K (“Current Report”) describing the material terms and conditions of this Agreement. There is no adverse material information regarding Company that has not been disclosed to Lender prior to the Effective Date. All information that Company has provided to Lender that constitutes or might constitute material, non-public information will be included in the Current Report. Notwithstanding any other provision, except with respect to information that will be, and only to the extent that it actually is, timely publicly disclosed by Company by the date of Approval, neither Company nor any other Person acting on its behalf has provided Lender or its representatives, agents or attorneys with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits hereto. There is no adverse material information regarding Company that has not been publicly disclosed prior to the Effective Date. Company understands and confirms that Lender will rely on the foregoing representations and covenants in effecting transactions in securities of Company. All disclosure provided to Lender regarding Company, its business and the transactions contemplated hereby furnished by or on behalf of Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

8. No Integrated Offering. Neither Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering to be integrated with prior offerings by Company that cause a violation of the Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of the Trading Market.

9. Financial Condition. Except with regard to affiliates of Lender and as set forth in the public reports for Viking Energy Group, Inc., the Public Reports for the Company set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of Company or any Subsidiary, or for which Company or any Subsidiary has commitments, and any material default with respect to any Indebtedness. Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be payable on or in respect of its debt, and represents that it will not do so.

10. Regulation D. Neither the Company or any Person acting on its behalf has engaged in any general advertising or general solicitation within the meaning of Rule 502 of Regulation D. Assuming the accuracy of the Lender’s representations and warranties contained herein, the offering of the Preferred, Warrant, Conversion Shares and Warrant Shares to the Lender as contemplated hereby is exempt from registration under the Act pursuant to Section 4(a)(2) thereof and Rule 506(b) of Regulation D thereunder.

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10. Section 5 Compliance. All information provided to Lender regarding Company, its business and the transactions contemplated hereby, including without limitation the Disclosure Schedules and the representations and warranties in this Agreement, and the other statements made by Company in the Transaction Documents, do not contain any untrue statement or omit to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

11. Investment Company. Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Preferred Shares, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

12. Acknowledgments Regarding Lender. Company’s decision to enter into this Agreement has been based solely on the independent evaluation by Company and its representatives, and Company acknowledges and agrees that:

a. Lender is not, has never been, and as a result of the transactions contemplated by the Transaction Documents will not become an officer, director, insider, control person, to Company’s knowledge, 10% or greater shareholder, or otherwise an affiliate of Company as defined under Rule 12b-2 of the Exchange Act;

b. Lender and Lender’s representatives have not made and do not make any representations, warranties or agreements with respect to the Shares, this Agreement, or the transactions contemplated by the Transaction Documents other than those specifically set forth in Section III.C below; Company has not relied upon, and expressly disclaims reliance upon, any and all written or oral statements or representations made by any persons prior to this Agreement;

c. The conversion of Preferred Shares and resale of Conversion Shares will result in dilution, which may be substantial; the number of Conversion Shares will increase in certain circumstances; and Company’s obligation to issue and deliver Conversion Shares in accordance with this Agreement and the Certificate of Designations is absolute and unconditional regardless of the dilutive effect that such issuances may have; and

d. Lender is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby; neither Lender nor any of its Affiliates, agents or representatives has or is acting as a legal, financial, investment, accounting, tax or other advisor to Company, or fiduciary of Company, or in any similar capacity; neither Lender nor any of its Affiliates, agents or representatives has provided any legal, financial, investment, accounting, tax or other advice to Company; any statement made in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, and is merely incidental to Lender’s purchase of the Shares.

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13. Prior Agreements. Lender’s affiliates have at all times fully and completely complied in all respects with the Prior Agreements. All Delivery Notices and all calculations relating to the Prior Agreements provided to Company prior to the Effective Date of this Agreement were and are fully correct and accurate in all respects. All Delivery Notices and calculations provided to Company prior to the Effective Date are hereby acknowledged and deemed to be correct for any and all purposes.

14. Approval. Company will at all times use its best efforts to obtain an exception to any shareholder approval requirement from NYSE American or to obtain Approval, and additional listing of all Conversion Shares, as soon as possible and in any event no later than the Company’s next annual meeting of stockholders.

15. No Bad Actor Disqualification. Neither Company, any predecessor of Company, any affiliate of Company, any director, executive officer, other officer of Company participating in the offering, or any beneficial owner of 20% or more of Company’s outstanding voting equity securities is subject to any bad actor disqualification as provided in Rule 506(d) of Regulation D, and Company is not aware of any facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification.

16. Shell Status. Company is not a shell company as defined in Rule 12b-2 of the Exchange Act, and has not been for at least ninety days preceding the Effective Date.

B. Representations Regarding Company. Except with regard to any affiliate of Lender and as disclosed in any Public Reports, which disclosure shall supersede any representation herein, or attached exhibits as of the Effective Date, Company hereby represents and warrants to, and as applicable covenants with, Lender as of the Closing:

1. Capitalization. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived or satisfied. Except as a result of the purchase and sale of the Shares and the Prior Securities, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Shares will not obligate Company to issue shares of Common Stock or other securities to any Person, other than Lender, and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. Except for the Approval or with respect to affiliates of Lender, no further approval or authorization of any stockholder, the Board of Directors of Company or others is required for the issuance and sale of the Shares. There are no stockholders’ agreements, voting agreements or other similar agreements with respect to Company’s capital stock to which Company is a party or, to the knowledge of Company, between or among any of Company’s stockholders.

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2. Subsidiaries. All of the direct and indirect subsidiaries of Company are set forth in the Public Reports. Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

3. Public Reports; Financial Statements. Company has filed all required Public Reports for the one year preceding the Effective Date. As of their respective dates or as subsequently amended, the Public Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the Public Reports, when filed and, as applicable, amended, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the Public Reports, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4. Material Changes. Since the end of the most recent year for which an Annual Report on Form 10-K has been filed with the Commission, (a) there has been no event, occurrence or development that has had, or that would reasonably be expected to result in, a Material Adverse Effect, (b) Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) Company has not altered its method of accounting except in relation to the characterization associated with the sale of shares of Series C Convertible Preferred stock, (d) Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Company does not have pending before the Commission any request for confidential treatment of information.

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5. Litigation. There is no Action completed, ongoing, pending, threatened or, to the knowledge of Company, contemplated, that would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary, nor any director or officer thereof, nor to the knowledge of Company any greater than 5% shareholder or any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, is not pending or threatened, or to the knowledge of Company, is not contemplated, any investigation by the Commission, Department of Justice or law enforcement involving Company or any current or former director or officer of Company, or to the knowledge of Company greater than 5% shareholder of Company.

6. No Bankruptcy. There has not been any petition or application filed, or any judicial or administrative proceeding commenced which has not been discharged, by or against the Company or any Subsidiary or with respect to any of the properties or assets of Company or any Subsidiary under any applicable law relating to bankruptcy, insolvency, reorganization, fraudulent transfer, compromise, arrangement of debt, creditors’ rights and no assignment has been made by the Company or any Subsidiary for the benefit of creditors.

7. Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company, which would reasonably be expected to result in a Material Adverse Effect.

8. Compliance. Neither Company nor any Subsidiary (a) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not reasonably be expected to have a Material Adverse Effect.

9. Regulatory Permits. Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

10. Title to Assets. Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and each Subsidiary are held by them under leases which, to the Company’s knowledge, are valid, subsisting and enforceable leases and as to which Company and each Subsidiary are in compliance, except where such noncompliance could not reasonably be expected to have a Material Adverse Effect.

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11. Patents and Trademarks. Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Public Reports and which the failure to so have would have a Material Adverse Effect (collectively, “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of Company or each Subsidiary.

12. Insurance. Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Purchase Amount. To Company’s knowledge, such insurance contracts and policies are in full force and complete in all material respects. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost that would constitute a Material Adverse Effect.

13. Transactions with Affiliates and Employees. None of the officers or directors of Company and, to the knowledge of Company, none of the employees of Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of Company.

14. Sarbanes-Oxley; Internal Accounting Controls. Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Closing. Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of Company’s disclosure controls and procedures based on their evaluations as of the evaluation date. Since the date of the most recently filed periodic Public Report, there have been no significant changes in Company’s internal accounting controls or its disclosure controls and procedures or, to Company’s knowledge, in other factors that could materially affect Company’s internal accounting controls or its disclosure controls and procedures.

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15. Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Notwithstanding any other provision, Lender will have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

16. Registration Rights. No Person has any right to cause Company to effect the registration under the Act of any securities of Company.

17. Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Company received any notification that the Commission is contemplating terminating such registration. Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that Company is not in compliance with the listing or maintenance requirements of such Trading Market. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all listing and maintenance requirements of the Trading Market on which the Common Stock is currently quoted.

18. Application of Takeover Protections. Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Lender as a result of Lender and Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation Company’s issuance of the Shares and Lender’s ownership of the Shares.

19. Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes). Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of Company’s tax returns is presently being audited by any taxing authority. Company would not be classified as a PFIC for its most recently completed taxable year, and does not expect to be classified as a PFIC for its current taxable year.

20. Foreign Corrupt Practices. Neither Company, nor to the knowledge of Company, any agent or other person acting on behalf of Company, has (a) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company, or made by any person acting on its behalf of which Company is aware, which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

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21. Accountants. Company’s accountants are set forth in the Public Reports and such accountants are an independent registered public accounting firm.

22. No Disagreements with Accountants or Lawyers. There are no material disagreements presently existing, or reasonably anticipated by Company to arise, between Company and the accountants or lawyers formerly or presently employed by Company.

23. Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Subsidiary, except such as would not reasonably be expected to result in a Material Adverse Effect.

24. Computer and Technology Security. Company has taken all reasonable steps to safeguard the information technology systems utilized in the operation of the business of Company, including the implementation of procedures to minimize the risk that such information technology systems have any disabling codes or instructions, timer, copy protection device, clock, counter or other limiting design or routing and any back door, virus, malicious code or other software routines or hardware components that in each case permit unauthorized access or the unauthorized disablement or unauthorized erasure of data or other software by a third party, and, to Company’s knowledge, to date there have been no successful unauthorized intrusions or breaches of the security of the information technology systems.

25. Data Privacy. Company has: (a) complied with, and is presently in compliance with, all applicable laws in connection with data privacy, information security, data security and/or personal information; (b) complied with, and is presently in material compliance with, its policies and procedures applicable to data privacy, information security, data security, and personal information; (c) not experienced any incident in which personal information or other sensitive data was or may have been stolen or improperly accessed; and Company is not aware of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any Person regarding personal information or other data.

C. Representations and Warranties of Lender. Lender hereby represents and warrants to Company as of the Closing as follows:

1. Organization; Authority. Lender is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Lender of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Lender. Each Transaction Document to which it is a party has been, or will be, duly executed by Lender, and when delivered by Lender in accordance with the terms hereof, will constitute the valid and legally binding obligation of Lender, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

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2. Lender Status. At the time Lender was offered the Preferred Shares, it was, and at the Effective Date it is: (a) an accredited investor as defined in Rule 501(a) under the Act; and (b) not a registered broker-dealer, member of FINRA, or an affiliate thereof.

3. Experience of Lender. Lender, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Lender is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

4. Ownership. Lender is acquiring the Preferred Shares as principal for its own account. Lender will not engage in hedging transactions with regard to the Conversion Shares unless in compliance with the Act. Lender will resell the Conversion Shares only pursuant to registration under the Act or an available exemption therefrom.

5. No Short Sales. Neither Lender nor any Affiliate holds any short position in, nor has engaged in any Short Sales of the Common Stock, or engaged in any hedging transactions with regard to the Shares prior to the Effective Date.

6. Access to Information. Such Lender has had an opportunity to receive all information related to the Company requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Securities. Lender acknowledges receipt of copies of the Public Reports. Neither such inquiries nor any other due diligence investigation conducted by such Lender shall modify, limit or otherwise affect such Lender’s right to rely on the Company’s representations and warranties contained in this Agreement.

7. No General Solicitation. The Lender did not learn of the investment in the Securities as a result of any general solicitation or general advertising.

IV. Registration Statement.

A. Filing.

1. Company will, at its sole cost and expense, prepare and use its best efforts to file with the Commission as promptly as practicable after the Closing Date, and in any event within 30 days of the Closing, a Registration Statement (“Registration Statement”) on Form S- 3 registering the delayed and continuous resale of all Conversion Shares and Warrant Shares pursuant to Rule 415 under the Act, and will use best efforts to cause such Registration Statement to be declared effective under the Act as promptly as practicable and in any event within 60 days after filing, and to remain continuously effective until all Conversion Shares may be resold by Lender pursuant to Rule 144 without volume restrictions, manner-of-sale restrictions, or Company being in compliance with any current public information requirement (the “Registration Period”).

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2. If Company breaches its obligations under the preceding paragraph, or is not eligible to register for resale the Conversion Shares on Form S-3, it shall file a Registration Statement on Form S-1, but such obligation and filing shall not operate to cure or excuse such breach. If at any after the initial registration Statement is filed, the Registration Statement may not remain effective, Company shall use reasonable best efforts to amend the Registration Statement to continue effectiveness uninterrupted.

B. Procedures. In connection with the Registration Statement, Company will, as soon as reasonably practicable:

1. Prepare and file with the Commission such pre-effective and post- effective amendments and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement, and file such reports under the Exchange Act, as may be necessary to cause the Registration Statement to become effective, to keep the Registration Statement continuously effective during the Registration Period and not misleading, and as may otherwise be required or applicable under, and to comply with the provisions of, the Act with respect to the disposition of all Conversion Shares covered by the Registration Statement during the Registration Period. Notwithstanding the foregoing, for not more than 5 consecutive days or for a total of not more than 10 days in any 12 month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Lender in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of the Lender) disclose to such Lender any material non-public information giving rise to an Allowed Delay, (b) advise the Lender in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

2. Furnish to Lender such number of copies of the Prospectus, and each amendment or supplement thereto, in conformity with the requirements of the Act, and such other documents as Lender may reasonably request in order to facilitate the disposition of Conversion Shares owned by it.

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3. Notify Lender: (a) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed and, with respect to any post-effective amendment, when the same has become effective, except for any filing to be made solely to incorporate by reference a Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K to be filed with the Commission; (b) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or a Prospectus or for additional information; (c) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (d) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Conversion Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (e) of the occurrence of any event or circumstance that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, Prospectus or documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in no event shall any such notice contain any information which would constitute material, non-public information regarding the Company.

4. Use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification, or exemption from qualification, of any of the Conversion Shares for sale in any jurisdiction, at the earliest practicable moment.

5. Except during an Allowed Delay, incorporate in a Prospectus supplement or post-effective amendment such information as Lender requests be included therein regarding Lender or the plan of distribution of the Conversion Shares; and make all required filings of the Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of such matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company shall not be required to take any action pursuant to this paragraph that would violate applicable law.

6. Except during an Allowed Delay, whenever necessary, prepare and deliver to Lender any required supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document, including such reports as may be required to be filed under the Exchange Act, so that, as thereafter delivered, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7. Use reasonable best efforts to cause all Conversion Shares to be listed on the Trading Market or such other securities exchange or automated quotation system, if any, as is then the principal securities exchange or automated quotation system on which the Common Stock is then listed.

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8. Fully cooperate with the Transfer Agent, Lender and its brokers to facilitate the timely clearing and delivery of Conversion Shares to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as Lender may reasonably request, including timely completion and delivery of all forms, documents and instruments requested by the Transfer Agent or any broker.

C. Obligations of the Lender. Lender will furnish in writing to the Company such information regarding itself, the Securities held by it and the intended method of disposition of the Conversion Shares and Warrant Shares held by it, as shall be reasonably required to effect the registration of such Shares. Lender will cooperate with Company as reasonably necessary in connection with the preparation and filing of the Registration Statement. Upon receipt of any notice from the Company of either (i) the commencement of an Allowed Delay or (ii) the happening of an event pursuant to Section IV(B)(3) hereof, Lender will discontinue disposition of any Shares pursuant to the Registration Statement, until such dispositions may again be made.

V. Securities and Other Provisions.

A. Lender Due Diligence. Lender will have the right and opportunity to conduct customary due diligence with respect to any Registration Statement or Prospectus in which the name of Lender or any Affiliate of Lender appears.

B. Furnishing of Information. For as long as Lender owns any Shares, Company will timely file all reports required to be filed by Company pursuant to the Exchange Act. As long as Lender owns any Shares, Company will prepare and make publicly available such information as is required for Lender to sell its Conversion Shares under Rule 144. Company further covenants that, as long as Lender owns any Shares, Company will take such further action as Lender may reasonably request, all to the extent required from time to time to enable Lender to sell its Conversion Shares without registration under the Act within the limitation of the exemptions provided by Rule 144.

C. Integration. Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security, as defined in Section 2 of the Act, that would be integrated with the offer or sale of the Shares to Lender for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

D. Disclosure and Publicity. Company will provide to Lender for review and approval prior to filing or issuing any current, periodic or public report, proxy or registration statement, press release, public statement or communication relating to or referencing Lender, any Transaction Documents or the transactions contemplated thereby.

E. Shareholders Rights Plan. No claim will be made or enforced by Company or, to the knowledge of Company, any other Person that Lender is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Lender could be deemed to trigger the provisions of any such plan or arrangement, in either such case, by virtue of receiving Shares under the Transaction Documents or under any other agreement between Company and Lender. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

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F. No Non-Public Information. Company covenants and agrees that neither it nor any other Person acting on its behalf will, provide Lender or its agents or counsel with any information that Company believes or reasonably should believe may constitute material non- public information. Neither Lender nor any Affiliate of Lender has or will have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to Company or the stockholders of Company, or to any other Person who is the source of material non-public information regarding Company. Company understands and confirms that Lender will be relying on the foregoing in effecting transactions in securities of Company, including without limitation sales of the Conversion Shares.

G. Indemnification of Lender.

1. Obligation to Indemnify. Subject to the provisions of this Section IV.G, Company will indemnify and hold Lender, its Affiliates, managers and advisors, and each of their officers, directors, shareholders, partners, employees, representatives, agents and attorneys, and any person who controls Lender within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, “Lender Parties” and each a “Lender Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Lender Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Company in this Agreement or in the other Transaction Documents, (b) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, Prospectus Supplement, or any information incorporated by reference therein, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any action based upon, connected with, or otherwise arising out of or in any way relating to any Transaction Documents, the resale of Conversion Shares or any shares of Common Stock by Lender, any requirement that any of the Released Parties was or is required to register as a dealer under federal securities laws, and all matters related thereto; provided, however, that Company will not be obligated to indemnify any Lender Party for any Losses finally adjudicated to be caused solely by (i) a false statement of material fact contained within written information provided by such Lender Party expressly for the purpose of including it in the applicable Registration Statement, Prospectus, Prospectus Supplement, or (ii) such Lender Party’s unexcused material breach of an express provision of this Agreement.

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2. Procedure for Indemnification. If any action will be brought against an Lender Party in respect of which indemnity may be sought pursuant to this Agreement, such Lender Party will promptly notify Company in writing, and Company will have the right to assume the defense thereof with counsel of its own choosing. Lender Parties will have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel will be at the expense of Lender Parties except to the extent that (a) the employment thereof has been specifically authorized by Company in writing, (b) Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of Company and the position of Lender Parties such that it would be inappropriate for one counsel to represent Company and Lender Parties. Company will not be liable to Lender Parties under this Agreement (i) for any settlement by an Lender Party effected without Company’s prior written consent, which will not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Lender’s breach of any of the representations, warranties, covenants or agreements made by Lender in this Agreement or in the other Transaction Documents. In no event will the Company be liable for the reasonable fees and expenses for more than one separate firm of attorneys (plus local counsel as applicable) to represent all Lender Parties.

3. Other than the liability of Lender to Company for uncured material breach of the express provisions of this Agreement, no Lender Party will have any liability to Company or any Person asserting claims on behalf of or in right of Company as a result of acquiring the Shares under this Agreement.

H. Reservation of Shares. Company will include proposals relating to the Approval of this Agreement, the issuance of the Conversion Shares, and if necessary an increase in authorized common stock to fulfill its agreed obligations as soon as possible, and in any event by its next Annual Meeting of stockholders (“Approval”). Company, its board of directors, and each of its officers and directors will vote all common shares owned or controlled by them and all proxies given to them in favor of the proposal. Company will at all times maintain a reserve from its duly authorized Common Stock for issuance pursuant to the Transaction Documents authorized shares of Common Stock in an amount equal to the number of shares sufficient to immediately issue all Conversion Shares potentially issuable at such time, free from preemptive rights (the “Reserved Amount”). The Reserved Amount will, if necessary, be increased from time to time in accordance with the Company’s obligations hereunder. Company acknowledges that it has irrevocably instructed its transfer agent to issue the Common Stock issuable upon conversion of the Preferred, and agrees that its issuance of the Preferred will constitute full authority to its officers and agents issue the necessary authorization and instructions for the issuance of shares of Common Stock in accordance with the terms and conditions of the Preferred.

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I. Activity Restrictions. For so long as Lender or any of its Affiliates holds any Shares, neither Lender nor any Affiliate will: (1) vote any shares of Common Stock or Preferred Stock beneficially owned or controlled by it, sign or solicit any proxies except as requested by the Board of Directors of Company, or seek to advise or influence any Person with respect to any voting securities of Company; (2) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its Subsidiaries, (c) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries, (d) any change in the present board of directors or management of Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of Company, (f) any other material change in Company’s business or corporate structure, including but not limited to, if Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Company by any Person, (h) a class of securities of Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (3) request Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this section.

J. No Shorting. For so long as Lender holds any Shares, Lender will not engage in or effect, directly or indirectly, any Short Sale of Common Stock. For the avoidance of doubt, selling against delivery of Conversion Shares after delivery of a Conversion Notice is not a Short Sale. There will be no restriction or limitation of any kind on Lender’s right or ability to sell or transfer any or all of the Conversion Shares at any time, in its sole and absolute discretion.

K. Stock Splits. If Company at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a greater or lesser number of shares, the share numbers, prices and other amounts set forth in this Agreement, as in effect immediately prior to such subdivision or combination, will be proportionately reduced or increased, as applicable, effective at the close of business on the date the subdivision or combination becomes effective.

L. Subsequent Financings. Except as otherwise contemplated in connection with the Merger, as long as Lender holds any Preferred Shares, Company will not: (1) enter into any agreement that in any way restricts its ability to enter into any agreement, amendment or waiver with Lender, including without limitation any agreement to offer, sell or issue to Lender any preferred stock, common stock or other securities of Company; (2) issue or enter into or amend an agreement pursuant to which it may issue any shares of Common Stock, other than (a) for restricted securities with no registration rights, (b) in connection with a strategic acquisition, (c) in an underwritten public offering, or (d) at a fixed price; or (3) issue or amend any debt or equity securities convertible into, exchangeable or exercisable for, or including the right to receive, shares of Common Stock (a) at a conversion price, exercise price or exchange rate or other price that is based upon or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of the security or (b) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of the security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock. For sake of clarity, Company may enter into an unregistered financing of debt or restricted stock at any fixed price with no registration rights and may undertake the transactions contemplated in connection with Merger without restriction.

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M. Principal Market. Company will timely submit all necessary notification and supporting documentation required for the listing of all possible Conversion Shares with NYSE American, after the approval by the stockholders of the Company of the issuance of such shares, at a duly called stockholders meeting, and will use its commercially reasonable best efforts to obtain approval to list the Conversion Shares as soon as possible, and in any event by January 1, 2022.

N. Restrictive Legend. The Shares have not been registered under the Act and may not be resold in the United States unless registered or an exemption from registration is available. Company is required to refuse to register any transfer of the Conversion Shares not made pursuant to registration under the Act or an available exemption from registration. Upon the issuance thereof, and only until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Shares will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE ACT.

Share certificates will be issued without such legend or at Lender’s option issued via electronic delivery at the applicable balance account at DTC, if either (i) the Shares are registered for resale under the Act, or (ii) Lender provides an opinion of its counsel to the effect that the Shares may be issued without restrictive legend.

O. Early Redemption. Company agrees not to effectuate any redemption or repurchase of any preferred stock beneficially owned by Lender or any of its Affiliates, including without limitation an Early Redemption prior to the Dividend Maturity Date, at any time that all or any portion of any Promissory Notes from Company to Lender or any of its Affiliates remains outstanding.

P. Favored Nations. So long as any Preferred Shares are outstanding, upon any issuance by Company or any of its subsidiaries of any security with any term more favorable to the holder of such security or with a term in favor of the holder of such security that was not similarly provided to Lender, then Company will notify Lender of such additional or more favorable term and such term, at Lender’s option, shall become a part of the transaction documents with Lender. The types of terms contained in another security that may be more favorable to the holder of such security include, but are not limited to, terms addressing conversion discounts, prepayment rate, conversion look back periods, interest rates, original issue discounts, stock sale price, private placement price per share, and warrant coverage.

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VII. General Provisions.

A. Notice. Unless a different time of day or method of delivery is specifically provided in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and will be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:00 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are such other address as may be designated in writing, in the same manner, by such Person.

B. Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Company and Lender or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

C. No Third-Party Beneficiaries. Except as otherwise set forth in Section IV.G, this Agreement and the Transaction Documents will inure solely to the benefit of the parties hereto, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Other than the Lender Parties described in Section IV.G, a Person who is not a party to this Agreement will not have any rights to enforce any term of this Agreement or any Transaction Document.

D. Fees and Expenses. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. Company acknowledges and agrees that Lender’s counsel solely represents Lender, and does not represent Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. Company will pay all stamp and other taxes and duties, if any, levied in connection with the sale or issuance of the Shares to Lender.

E. Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

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F. Replacement of Certificates. If any certificate or instrument evidencing any Shares is mutilated, lost, stolen or destroyed, Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement certificates.

G. Governing Law. All matters between the parties, including without limitation questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents will be governed by and construed and enforced in accordance with the laws of the U.S. Virgin Islands, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction, except for corporation law matters applicable to Company which will be governed by the corporate law of its jurisdiction of formation. The parties hereby waive all rights to a trial by jury. In any action, arbitration or proceeding, including appeal, arising out of or relating to any of the Transaction Documents or otherwise involving the parties, the prevailing party will be awarded its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation, prosecution or defense of such action or proceeding.

H. Arbitration. Any dispute, controversy, claim or action of any kind arising out of, relating to, or in connection with this Agreement, or in any way involving Company and Lender or their respective Affiliates, including any issues of arbitrability, will be resolved solely by final and binding arbitration in English before a retired judge at JAMS, or its successor, in the Territory of the Virgin Islands, pursuant to the most expedited and Streamlined Arbitration Rules and Procedures available. Any interim or final award may be entered and enforced by any court of competent jurisdiction. The final award will include the prevailing party’s reasonable arbitration, expert witness and attorney fees, costs and expenses. Notwithstanding the foregoing, Lender may in its sole discretion bring an action in aid of arbitration or for temporary, preliminary or provisional relief pending completion of arbitration.

I. Remedies.

1. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Lender and Company will be entitled to specific performance under the Transaction Documents, and equitable and injunctive relief to prevent any actual or threatened breach under the Transaction Documents, to the full extent permitted under applicable laws.

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2. Without limitation of the foregoing, Company acknowledges and agrees that the rights and benefits of Lender pursuant to Section I.G.1. of the Certificate of Designations are unique and that no adequate remedy exists at law if Company breaches or fails to timely perform any of its obligations thereunder, that it would be difficult to determine the amount of damages resulting therefrom, that it would cause irreparable injury to Lender, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Lender will be entitled to a compulsory remedy of immediate specific performance, temporary, interim, preliminary and final injunctive relief to enforce the provisions thereof, including without limitation requiring Company and its transfer agent, attorneys, officers and directors to immediately take all actions necessary to issue and deliver the number of Conversion Shares stated by Lender, which requirements will not be stayed for any reason, without the necessity of posting any bond. Company hereby absolutely, unconditionally and irrevocably waives all objections and rights to oppose any motion, application or request by Lender to issue any number of Conversion Shares, and all rights to stay or appeal any resulting order, and any opposition or appeal by Company or on its behalf will be immediately and automatically dismissed. In addition, Company acknowledges and agrees that it would have an adequate remedy at law for any violation of Section I.G.1. of the Certificate of Designations by Lender, that it would not be difficult to determine the amount of damages resulting therefrom, that it would not cause irreparable injury to Company, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Company will not be entitled any equitable relief to restrain the provisions thereof, including without limitation preventing Lender, Lender’s brokers or Company’s transfer agent from issuing, receiving or reselling Conversion Shares. Company hereby absolutely, unconditionally and irrevocably waives all rights to bring any action, motion, application or request to enjoin any issuance of Conversion Shares, and any action or motion by Company or on its behalf will be immediately and automatically dismissed. Nothing provided for in this provision will limit either party’s ability to recover monetary damages.

J. Payment Set Aside. To the extent that Company makes a payment or payments to Lender pursuant to any Transaction Document or Lender enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other person under any law, including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

K. Headings. The titles and headings in this Agreement and the Transaction Documents are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof

L. Time of the Essence. Time is of the essence with respect to all provisions of this Agreement and all Transaction Documents.

M. Survival. The representations and warranties contained herein will survive the Closing and the delivery of the Shares until all Preferred Shares issued to Lender have been converted or repurchased. Neither party will be under any obligation to update or supplement any of its representations or warranties following the Closing due to a change that occurred after the Closing.

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N. Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All currency references in any Transaction Document are to U.S. dollars.

O. Further Assurances. Each party will take all further actions and execute all further documents as may be reasonably necessary to implement the provisions and carry out the intent of this Agreement fully and effectively.

P. General Release. Company, on behalf of itself and on behalf of each of its predecessors, successors, parents, subsidiaries, shareholders, and affiliated and/or related companies, and each of its respective present and former officers, directors, shareholders, employees, representatives, business entities, executors, administrators, conservators, assignors and assignees (collectively, the "Releasing Parties") hereby knowingly and voluntarily fully and forever absolutely and irrevocably waive, release and discharge Lender and its predecessors, successors, parents, subsidiaries, and affiliated and/or related companies and entities, and each of their respective present and former officers, directors, shareholders, partners, members, employees, representatives, agents, attorneys, advisors, business entities, executors, administrators, conservators, assignors and assignees and all parties acting through, under or in concert with them, and each of them, in their individual and representative capacities (collectively, the "Released Parties") from any and all claims, charges, complaints, grievances, demands, liens, actions, suits, causes of action, obligations, controversies, debts, costs, indemnity, attorneys' fees, expenses, damages, judgments, orders, and liabilities of whatever kind and/or nature in law, equity or otherwise, whether now known or unknown, suspected or unsuspected, which have existed or may have existed, or which do exist or which hereafter can, shall or may exist as of the date this Agreement is executed, including without limitation any that are based upon, connected with, or otherwise arising out of or in any way relating to any Transaction Documents, the resale of Conversion Shares, any requirement that any of the Released Parties was or is required to register as a dealer under federal securities laws, and all matters related thereto (collectively, the "Released Claims"), except Lender’s express obligations under the Transaction Documents. The Releasing Parties, and each of them, expressly waive and relinquish, to the fullest extent permitted by law, the provisions, rights and benefits conferred by any law which would limit the scope of the release provided above. The Releasing Parties acknowledge that they or any of them may hereafter discover facts in addition to or different from those which they now know to be true with respect to the subject matters of the claims released herein, but hereby stipulate and agree that they have fully, finally, and forever settled and released any and all such claims, whether known or unknown, suspected or unsuspected, contingent or non-contingent, concealed or hidden, which now exist or heretofore existed upon any theory of law or equity now existing or coming into existence in the future, without regard to the discovery or existence of such different or additional facts.

Q. Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

R. Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein. The parties hereby absolutely, unconditionally and irrevocably waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such statement or assurance.

24

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Effective Date.

Company:

CAMBER ENERGY, INC.

By:	/s/ James A. Doris
Name:	James A. Doris
Title:	Chief Executive Officer

Lender:

Discover Growth Fund, LLC
Lender Name

By:	/s/ Sheniqua T. Rouse-Pierre
Name:	Sheniqua T. Rouse-Pierre
Title:	Treasurer of G.P. of Member

25

Exhibit 1

Glossary of Defined Terms

“$” means the currency of the United States of America, in which all dollar amounts in the Transaction Documents will be expressed.

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Action” has the meaning set forth in Section III.A.4.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.

“Agreement” means this Stock Purchase Agreement.

“Approval” has the meaning set forth in Section IV.M.

“Certificate of Designations” means the Certificate of Designation for Series G Redeemable Convertible Preferred Stock filed by Company with the Secretary of State of the State of Nevada, as amended.

“Closing” has the meaning set forth in Section II.D.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Common Stock of Company and any replacement or substitute thereof, or any share capital into which such Common Stock will have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company” has the meaning set forth in the first paragraph of the Agreement.

“Conversion Shares” includes all shares of Common Stock potentially issuable in relation to the Promissory Notes, including Common Stock that must be issued upon conversion of any Promissory Notes

“DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Effective Date” has the meaning set forth in the first paragraph of the Agreement.

“Equity Conditions” has the meaning set forth in the Certificate of Designations.

1

“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $1 million, other than trade accounts payable incurred in the ordinary course of business, (b)

all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Company’s balance sheet, or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (c) the present value of any lease payments in excess of $1 million due under leases required to be capitalized in accordance with GAAP.

“Intellectual Property Rights” has the meaning set forth in Section III.B.11.

“Lender” has the meaning set forth in the first paragraph of the Agreement.

“Legal Opinion” means an opinion from Company’s legal counsel, in the form attached as Exhibit 4.

“Liens” means (a) a lien, charge, security interest or encumbrance in excess of $1 million, or (b) a right of first refusal, preemptive right or other restriction (other than restrictions under securities laws).

“Material Adverse Effect” includes any material adverse effect on (a) the legality, validity or enforceability of any Transaction Document, (b) the results of operations, assets, business, or financial condition of Company and the Subsidiaries, taken as a whole, which is not disclosed in the Public Reports prior to the Effective Date, (c) Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, or (d) the sale, issuance, registration, listing, resale and trading on the Trading Market of the Conversion Shares.

“Officer’s Certificate” means a certificate executed by an authorized officer of Company, in the form attached as Exhibit 3.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government, or an agency or subdivision thereof, or other entity of any kind.

“Promissory Note” has the meaning given to it in section II.B.2.

“Prospectus” means the final prospectus filed for the Registration Statement.

“Prospectus Supplement” means the supplement to the Prospectus complying with Rule 424(b) of the Securities Act that is filed with the Commission and delivered by the Company to Lender.

“Purchase Amount” has the meaning set forth in Section II.A.1.

2

“Registration Statement” includes a then valid, current and effective Registration Statement registering all Conversion Shares for resale, including the prospectus therein, amendments and supplements to such Registration Statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, and any information contained or incorporated by reference in a prospectus filed with the Commission in connection with the Registration Statement, to the extent such information is deemed under the Act to be part of any registration statement.

“Regulation D” means Regulation D under the Securities Act and the rules promulgated by the Commission thereunder.

“Secretary’s Certificate” means a certificate, in the form attached as Exhibit 4, signed by the secretary of Company.

“Shares” include the Conversion Shares

“Securities” include the Warrant, the Conversion Shares and the Warrant Shares.

“Short Sale” means a “short sale” as defined in Rule 200 of Regulation SHO of the Exchange Act.

“Subsidiary” means any Person owned or controlled by the Company, or in which Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it will not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

“Trading Market” has the meaning set forth in the Certificate of Designations.

“Transaction Documents” means this Agreement, the Certificate of Designations, and the other agreements, certificates and documents referenced herein or the form of which is attached hereto, and the exhibits, schedules and appendices hereto and thereto.

“Transfer Agent” means the transfer agent for Company.

“Transfer Agent Instructions” means a letter agreement executed by Company, its current transfer agent, and any successor transfer agent for the Common Stock, in the form attached as Exhibit 5.

“Warrant” means the Common Stock Purchase Warrant issued by Company to Lender, in the form attached hereto as Exhibit 7.

3

Exhibit 1

Promissory Note

PROMISSORY NOTE

$26,315,789.47	Houston, Texas	December 31, 2021

FOR VALUE RECEIVED, after the date, without grace, in the manner, on the dates, and in the amounts so herein stipulated, the undersigned, CAMBER ENERGY, INC., a Nevada corporation with offices located at 15915 Katy Freeway, Suite 450, Houston, Texas 77094 (“Maker”), promises to pay to the order of _________________________________ (the “Payee”), at such place as designated by the Payee, the sum of TWENTY-SIX MILLION THREE HUNDRED FIFTEEN THOUSAND SEVEN HUNDRED EIGHTY-NINE and 47/100 Dollars ($26.315.789.47) in lawful money of the United States of America, which shall be legal tender, in payment of all debts and dues, public and private, at the time of payment, payable as stipulated herein. This Note shall bear interest to accrue at a rate per annum equal to the WSJ Prime Rate on the issuance date set forth above.

Note Terms.

a. This Note shall be paid as follows:

i.	All principal and accrued interest on this Note shall be paid on January 1, 2027 (the “Maturity Date”).

ii.

If not paid on the Maturity Date, the Maximum Nonusurious Rate of interest, as later defined herein, permitted to be charged Maker by law (state or federal, as applicable) and further limited by the provisions of this Note hereinafter set forth, which provisions control the calculation of interest to be charged on the indebtedness evidenced by this Note.

iii.

Calculation of the interest rates as stated hereinabove shall be hereinafter defined as the “Stated Rate.” All past due payments of principal, and if permitted by applicable law of interest, shall bear interest from day to day at (i) the Maximum Nonusurious Rate of interest in effect from day to day permitted to be charged Maker by applicable law, all to be computed from maturity (whether stated or by acceleration) until paid.

PROMISSORY NOTE

Page 1 of 9

Upon the occurrence of any default hereunder (herein, an “Event of Default”), which will be deemed to occur in the event any of the following occur: (a) Maker has not paid any amount of principal or accrued interest within five (5) business days following the Maturity Date, (b) Maker admits in writing its inability to pay its debts as they become due, or makes a general assignment for the benefit of creditors; (c) Maker commences any case or other proceeding seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of its company structure or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or any part of its property, or shall take any action to authorize any of the foregoing; (d) any case or proceeding is commenced against Maker to have an order for relief entered against it as debtor or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of its structure or its debts under any law relating to bankruptcy, insolvency, reorganization or relief of debtors, or seeking other similar official relief for it or any part of its property, and such case or proceeding (x) results in the entry of an order for relief against it which is not fully stayed within five (5) business days after the entry thereof or (y) is not dismissed within sixty (60) days of commencement; (e) default in the performance of any of the terms, covenants, or conditions contained in any other Promissory Note or Security Agreement delivered by Maker to Payee or any affiliate of Payee, including, without limitation, the $6 Million Promissory Note dated December 11, 2020, the Security Agreement dated December 11, 2020, the $12 Million Promissory Note dated December 22, 2020, the Security Agreement dated December 22, 2020 and the Security & Pledge Agreement dated December 22, 2020, the $2.5 Million Promissory Note dated April 23, 2021, the Security Agreement dated April 23, 2021, the Stock Purchase Agreement dated July 9, 2021, the $1,052,631.58 Promissory Note dated December 8, 2021, the Security Agreement dated December 8, 2021, and the Agreement dated December 24, 2021 (collectively, the “Prior Agreements”); (f) default in the performance of any of the terms, covenants, or conditions contained in any of the Security Instruments (as hereinafter defined) or Prior Agreements and such default continues for a period of more than ten (10) days following written notice from Payee other than as expressly otherwise provided in any of the Security Instruments, or in any instrument or instruments given contemporaneously herewith, heretofore or hereafter as security for or guaranteeing the payment of this Note, or (g) any future material breach or default under any other agreement with Payee or any affiliate of Payee, including any certificate of designations for any preferred shares then held by Payee, or any condition existing which authorizes the acceleration of the maturity hereof under any other agreement made by the Maker, then Payee shall have the right to exercise the default remedies specified herein. Any Event of Default under this Note will also constitute an Event of Default under each of the Prior Agreements.

The undersigned expressly agrees that if an Event of Default occurs under this Note or any of the Security Instruments, as defined below, or under the Prior Agreements, the Payee may, at Payee’s option, without demand, notice or presentment of default, notice of acceleration, notice of intention to accelerate or otherwise, to Maker or to any other entity, declare the principal and any and all interest then accrued thereon, at once due and payable. Upon the occurrence of any Event of Default the Payee, or any other holder of this Note, shall also have the right to exercise any and all of the rights, remedies and recourses now or hereafter existing in equity, law, by virtue of statute or otherwise, including, but not limited to, the right to foreclose any and all liens and security interests securing the indebtedness evidenced hereby. Failure to exercise any option to accelerate described in this paragraph shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

In the event default is made in the prompt payment of this Note when due or declared due, and the same is placed in the hands of an attorney for collection, or suit is brought on same, or the same is collected through any judicial proceeding whatsoever, or if any action or foreclosure be had hereon, then the Maker agrees and promises to pay an additional amount as reasonable, calculated and foreseeable attorneys' and collection fees incurred by Payee in connection with enforcing Payee’s rights herein contemplated, all of which amounts shall become part of the principal hereof.

PROMISSORY NOTE

Page 2 of 9

The unpaid principal balance of this Note at any time shall be the total amounts loaned or advanced hereunder by Payee, less the amount of payments or prepayments of principal made hereon by or for the account of Maker. It is contemplated that by reason of prepayments hereon, there may be times when no indebtedness is owing hereunder; but, notwithstanding such occurrences, this Note shall remain valid and shall be in full force and effect as to loans or advances made pursuant to and under the terms of this Note subsequent to each such occurrence. In the event that the unpaid principal amount hereof at any time, for any reason, exceeds the maximum amount hereinabove specified, Maker covenants and agrees to pay the excess principal amount forthwith upon demand; such excess principal amounts shall in all respects be deemed to be included among the loans or advances made pursuant to the terms of any documents executed in connection with or as security for this Note and shall bear interest at the rates hereinabove stated.

All makers, endorsers, sureties and guarantors hereof, if any, as well as any person to become liable on this Note, hereby waive demand or presentment for payment of this Note, notice of nonpayment, protest, notice of protest, suit, notice of acceleration, or notice of intention to accelerate, diligence or any notice of or defense on account of the extension of time of payments or change in the method of payments, and consent to any and all renewals and extensions in the time of payment hereof, and to any substitution, exchange or release of any security herefor or the release of any party primarily or secondarily liable hereon.

It is expressly provided and stipulated that notwithstanding any provision of this Note or any other instrument evidencing or securing the indebtedness evidenced hereby, in no event shall the aggregate of all interest paid by the Maker to the Payee hereunder ever exceed the Maximum Nonusurious Rate of interest which may lawfully be charged Maker under the laws of the State of Texas or United States Federal Government, as applicable, on the principal balance of this Note remaining unpaid. It is expressly stipulated and agreed by the Maker that it is the intent of the Payee and the Maker in the execution and delivery of this Note to contract in furtherance of such laws, and that none of the terms of this Note, or said other instruments, shall ever be construed to create a contract to pay for the use, forbearance or detention of money, at any interest rate in excess of the Maximum Nonusurious Rate of interest permitted to be charged the Maker under the laws of the State of Texas or United States Federal Government, as applicable. The Maker or any guarantors, endorsers or other parties now or hereafter becoming liable for payment of the Note shall never be liable for interest in excess of the Maximum Nonusurious Rate of interest that may lawfully be charged under the laws of the State of Texas or United States Federal Government, as applicable, and the provisions of this paragraph and the immediately succeeding paragraph shall govern over all other provisions of this Note, and all other instruments evidencing or securing the indebtedness evidenced hereby, should any such provisions be in apparent conflict herewith.

PROMISSORY NOTE

Page 3 of 9

Specifically and without limiting the generality of the foregoing paragraph, it is expressly provided that:

(i) In the event of prepayment of the principal of this Note, in whole or in part, which shall be permitted hereunder, or the payment of the principal of this Note prior to the stated maturity date hereof, whether resulting from acceleration of the maturity of this Note or otherwise, if the aggregate amounts of interest accruing hereon prior to such payment plus the amount of any interest accruing after maturity and plus any other amount paid or accrued in connection with the indebtedness evidenced hereby which by law are deemed interest on the indebtedness evidenced by the Note and which aggregate amounts paid or accrued (if calculated in accordance with the provisions of this Note other than this paragraph) would exceed the Maximum Nonusurious Rate of interest which could lawfully be charged as above mentioned on the unpaid principal balance of the indebtedness evidenced by this Note from time to time advanced (less any discount) and remaining unpaid from the date advanced to the date of final payment thereof, then in such event the amount of such excess shall be credited, as of the date paid, toward the payment of the principal of this Note so as to reduce the amount of the final payment of principal due on this Note.

(ii) If, under any circumstances, the aggregate amount paid on the indebtedness evidenced by this Note prior to and incident to the final payment hereof include amounts which by law are deemed interest and which would exceed the Maximum Nonusurious Rate of interest which could lawfully have been charged or collected on this Note, as above mentioned, Maker stipulates that (a) any non- principal payment shall be characterized as an expense, fee, or premium rather than as interest and any excess shall be credited hereon by the holder hereof (or, if this Note shall have been paid in full, refunded to the Maker); and (b) determination of the rate of interest for determining whether the indebtedness evidenced hereby is usurious shall be made by amortizing, prorating, allocating, and spreading, in equal parts during the full stated term hereof, all interest at any time contracted for, charged, or received from the Maker in connection herewith, and any excess shall be canceled, credited, or refunded as set forth in (a) herein. Time shall be of the essence in performing all actions.

This Note has been executed and delivered and shall be construed in accordance with and governed by the laws of the State of Texas and of the United States of America.

The “Maximum Nonusurious Rate of Interest” which may be charged as herein contemplated shall be the indicated rate ceiling from time to time in effect pursuant to the applicable provisions of the Texas Finance Code, as amended, provided that Payee may also rely on any alternative Maximum Nonusurious Rate of interest provided by other applicable laws if such alternative rate is higher than that allowed by said Code, as amended.

The Maker of this Note agrees that this Note shall be freely assignable to any assignee of Payee, subject to compliance with applicable securities laws.

PROMISSORY NOTE

Page 4 of 9

The Maker shall have the privilege to prepay at any time, and from time to time, all or any part of the principal amount of this Note, without notice, penalty or fee, provided that all accrued and unpaid interest through the date of the prepayment is also paid, such prepayments to be applied first to accrued and unpaid interest on the principal amount and the balance, if any, to the reduction of principal. Maker’s right to prepay this Note shall not be deemed as a right to receive a release of any of the liens or security interests covering the collateral securing payment of this Note.

The Maker represents and warrants that the extension of credit represented by this Note is for business, commercial, investment or other similar purposes, and not primarily for personal, family, household or agricultural use.

No failure to exercise and no delay on the part of Payee in exercising any power or right in connection herewith or under any of the Security Instruments or any other instrument evidencing, securing, or guaranteeing this Note shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. No course of dealing between Maker and Payee shall operate as a waiver of any right of Payee. No modification or waiver of any provision of this Note or any other instrument evidencing, securing, or guaranteeing this Note nor any consent to any departure therefrom shall in any event be effective unless the same shall be in writing and signed by the person against whom enforcement thereof is to be sought, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given.

Any check, draft, money order, or other instrument given in payment of all or any portion of this Note may be accepted by Payee and handled in collection in the customary manner, but the same shall not constitute payment hereunder or diminish any rights of Payee except to the extent that actual cash proceeds of such instruments are unconditionally received by Payee.

THIS NOTE, THE SECURITY INSTRUMENTS, AND ALL DOCUMENTS AND INSTRUMENTS EXECUTED IN CONNECTION HEREWITH OR THEREWITH, REPRESENT THE FINAL AGREEMENT BETWEEN THE MAKER AND PAYEE AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE MAKER AND THE PAYEE.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE MAKER AND PAYEE.

All renewals, extensions, modifications and rearrangements of the Note, if any shall be subject to the terms and provisions hereof. Maker shall be deemed to have ratified as of the date of each such renewal, extension, modification and rearrangement, all of the representations, covenants and agreements set forth herein.

PROMISSORY NOTE

Page 5 of 9

The Maturity Date may be extended by written agreement of the Parties. However, any such extensions shall be subject to Lender’s written approval with a signed amendment to this Note.

It is agreed that time is of the essence of this Note, and the Maker expressly agrees that upon an occurrence of an Event of Default in the payment of any principal or interest when due, the Payee may, without demand, notice of presentment of default, notice of acceleration, notice of intention to accelerate or otherwise, to Maker, all of which are hereby waived by Maker, declare the entirety of this Note immediately due and payable. Upon the occurrence of any default hereunder, the Payee shall also have the right to exercise any and all of the rights, remedies and recourses now or hereafter existing in equity, law, by virtue of statute or otherwise, including, but not limited to, the right to foreclose upon any and all liens and security interests, if any, securing the indebtedness evidenced hereby. Failure to exercise said option shall not constitute a waiver on the part of the Payee of the right to exercise the same at any other time.

Payment of the Note and performance of the obligations described herein shall be secured by a perfected security interest in the collateral as more fully set forth in that certain Security Agreement and Security & Pledge Agreement executed as of even date herewith (collectively, the “Security Agreements”). In addition, payment of this Note and performance of the obligations shall be secured by a Guaranty of even date herewith by Viking Energy Group, Inc. (“Viking”), (the “Guaranty”, together with the Security Agreements (the “Security Instruments”).

This Note shall automatically accelerate, and all amounts of unpaid principal and interest shall become due immediately in the event of a Change of Control (as hereinafter defined). In the event of a Change of Control, in addition to becoming due immediately, the undersigned persons signing on behalf of Maker shall ensure that any funds because of the Change of Control are given highest priority to satisfy the terms of this Note. “Change of Control” of the Maker shall mean any of the following events:

(i) any person or persons acting together (other than those persons in control of the Maker as of the date hereof, or an entity owned directly or indirectly by the members of the Maker in substantially the same proportions as their ownership of membership interests of the Maker) becomes the beneficial owner, directly or indirectly, of securities of the Maker representing more than fifty percent (50%) of the combined voting power of the Maker’s then outstanding securities in any one transaction; or

(ii) the undersigned persons representing Maker approve (1) a plan of complete liquidation of the Maker and its subsidiaries (if any), (2) an agreement for the sale or disposition of all or substantially all Maker’s assets other than to a person controlled by the Maker or by the members of Maker, or (C) a merger (other than a merger for purposes of redomiciling Maker), consolidation, or reorganization of Maker with or involving any other entity, other than a merger, consolidation, or reorganization that would result in the voting securities of Maker outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the securities of Maker (or such surviving entity) outstanding immediately after such merger, consolidation, or reorganization.

PROMISSORY NOTE

Page 6 of 9

Notwithstanding the above, none of the rights, privileges or obligations of the Agreement and Plan of Merger (as amended from time to time) between the Maker and Viking or the merger provided for therein (the “Merger”), including, but not limited to, any of the issuances of securities contemplated, or affected in connection therewith, or voting rights associated therewith, shall at any time trigger a Change of Control.

At any time and from time to time Payee may in its discretion, subject to previously- agreed limitations on beneficial ownership and applicable securities laws and regulations, convert all or any portion of the then outstanding balance of this Note into duly authorized, validly issued, fully paid and non-assessable shares of Common Stock of Maker at a price equal to $1.50 per share. Notwithstanding the foregoing, this Note constitutes a debt instrument, and Payee is a lender and creditor of Maker, and Payee will be an equity security holder if and only to the extent that it actually converts the Note.

Maker has full power and authority to enter into, execute, and deliver this Note and to perform its obligations hereunder. No consent, approval, filing or registration with any governmental authority is required as a condition to the validity of the Note or the performance by Maker of its obligations thereunder.

The Note, when issued and delivered pursuant hereto for value received, will constitute, the valid and legally binding obligations of Maker, enforceable against Maker in accordance with its terms.

Any notice or other communication required or permitted hereunder shall be in writing and personally delivered, mailed by registered or certified mail (return receipt requested and postage prepaid), sent by personal delivery or sent by prepaid overnight courier service, and addressed to the relevant party at such address as such party may, by written notice, designate as its address for purposes of notice hereunder.

All rights and remedies available to Payee under this Note shall be cumulative of and in addition to all other rights and remedies granted to Payee at law or in equity.

Maker hereby agrees to pay all expenses incurred, including any reasonable attorneys' fees, all of which shall become a part of the principal hereof, if this Note is in default and placed in the hands of an attorney for collection, or if collected by suit or through any probate, bankruptcy, or any other legal proceedings.

Maker, together with each surety and endorser, waives demand, grace, notice, presentment for payment, and protest and agrees and consents that this Note and the liens securing its payment, if any, may be renewed, and the time of payment extended without notice, and without releasing any of the parties.

PROMISSORY NOTE

Page 7 of 9

This Note is to be governed by and construed in accordance with the laws of the State of Texas. The courts within Harris County, Texas shall have jurisdiction over any dispute regarding this Note.

The parties hereto acknowledge that a remedy at law for any breach or threatened breach of this Note may be inadequate and that the parties shall be entitled to seek specific performance, injunctive relief, and any other remedies available to it for such breach or threatened breach.

If any one or more of the provisions contained in the Note shall be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained herein and therein shall not be affected in any way thereby.

Each party hereto acknowledges that it was actively involved in the negotiation and drafting of this Note and that no law or rule of construction shall be raised or used in which the provisions of this Note shall be construed in favor or against any party hereto because one is deemed to be the author thereof.

If any legal action or other proceeding is brought for the enforcement of this Note or any document executed in connection with, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Note or any document, instrument or agreement executed in connection herewith, the successful prevailing party shall be entitled to recover reasonable attorney’s fees, court costs and all other costs and expenses incurred in that action or proceeding.

EACH PARTY ACKNOWLEDGES THAT IT IS EXECUTING A LEGAL DOCUMENT THAT CONTAINS CERTAIN DUTIES, OBLIGATIONS AND RESTRICTIONS AS SPECIFIED HEREIN. EACH PARTY FURTHERMORE ACKNOWLEDGES THAT IT HAS BEEN ADVISED OF ITS RIGHT TO RETAIN LEGAL COUNSEL, AND THAT IT HAS EITHER BEEN REPRESENTED BY LEGAL

COUNSEL PRIOR TO HIS, HER OR ITS EXECUTION HEREOF OR HAS KNOWINGLY ELECTED NOT TO BE SO REPRESENTED.

PROMISSORY NOTE

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MAKER:

CAMBER ENERGY, INC.

By:
Name:	James A. Doris
Title:	President & Chief Executive Officer

PAYEE:

By:
Name:
Title:

PROMISSORY NOTE

Page 9 of 9

Exhibit 2

Security Agreement

SECURITY AGREEMENT

This Security Agreement (the “Security Agreement”) is made as of December __, 2021 by and between CAMBER ENERGY, INC., a Nevada corporation (the “Company”) whose principal address is 15915 Katy Freeway, Suite 450, Houston, Texas 77094, and the investor whose name appears on the signature page hereto (the “Secured Party”). The Company and the Secured Party may be hereinafter referred to singularly as a “Party” or collectively as the “Parties”.

W I T N E S S E T H:

WHEREAS, the Parties have entered into that certain Promissory Note dated effective as of December __, 2021 (the “Promissory Note”) under which the Company has agreed to pay the Secured Party those certain amounts outstanding under the Promissory Note from time to time, the principal amount not to exceed TWENTY FIVE MILLION and 00/100 Dollars ($25,000,000.00), a true and complete copy of which is attached as Exhibit A to this Security Agreement. Certain capitalized terms used, but not defined, herein, shall have the meanings given to such terms in the Promissory Note;

NOW, THEREFORE, it is hereby agreed by the Parties as follows:

1. Defined Terms.

As used in this Security Agreement, the following terms shall have the following meanings:

“Collateral” has the meaning specified in Section 2.

“Event of Default” has the meaning specified in Section 10.

“Proceeds” means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation, all claims of the Company against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral, in each case whether now existing or hereafter arising.

“Receivables” means all “accounts”, “chattel paper”, “instruments”, “documents”, “general intangibles” (including “payment intangibles”) (as each such term is defined in the UCC) and other obligations owed to the Company of any kind, now or hereafter existing, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services, and whether or not evidenced by a written agreement, and all rights now or hereafter existing in and to all security agreements, leases, and other contracts including support agreements (as such term is defined in the UCC) (all such written or unwritten agreements, security agreements, leases and other contracts, including all support agreements, being the “Related Contracts”), securing or otherwise relating to any such accounts, chattel paper, instruments, documents, general intangibles or other obligations.

“Secured Liabilities” means all present and future obligations and liabilities (whether actual or contingent and whether now or hereafter owed jointly or severally or as principal, Company, guarantor, surety or otherwise or as the equivalent obligor under the laws of any jurisdiction) of the Company pursuant to the terms of the Promissory Note, together with:

(i) all costs, charges and expenses incurred by the Secured Party in connection with or arising out of the protection, preservation or enforcement of the Secured Party’s rights under the Promissory Note;

(ii) any modification, renewal or extension of or increase in any of those obligations or liabilities;

(iii) any claim for damages or restitution in the event of rescission of any of those obligations or liabilities or otherwise in connection with the Promissory Note;

(iv) any claim against the Company flowing from the recovery by the Company of a payment or discharge in respect of any of those obligations or liabilities on grounds of preference or otherwise;

(v) all other amounts now or in the future owed by the Company to the Secured

Party pursuant to the terms of the Promissory Note; and

(vi) any amounts that would be included in any of the foregoing but for any discharge, non-provability, unenforceability or non-allowability of the same in any insolvency, bankruptcy or other proceedings.

“Security Interest” means the security interest granted in accordance with Section 2, as well as all other security interests created or assigned as additional Collateral for the Secured Liabilities in accordance with the provisions of this Security Agreement or otherwise.

“Subsidiary” or “Subsidiaries” means any legally existing entity that the Company owns in whole or if in part, has control of greater than a majority of the equity ownership and/or a majority voting control thereof.

“UCC” means the Uniform Commercial Code in effect from time to time in the State of Texas; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of Texas, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.

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2. Security Interest.

(a) In order to secure the full and punctual payment of the Secured Liabilities in accordance with the terms thereof, including to secure the performance of all of the obligations of the Company under the Promissory Note, the Company hereby grants and assigns to the Secured Party a continuing security interest in and to all right, title and interest of the Company (but, for the avoidance of doubt, not its Subsidiaries) in all of the following property, whether now owned or existing or hereafter acquired or arising and regardless of where located (all being collectively referred to as the “Collateral”):

(i) Accounts. All accounts (as such term is defined in Article 9 of the UCC) whether now owned or existing or hereafter arising or acquired by the Company, and all returned or repossessed goods arising from or relating to any such accounts, or other proceeds of any sale, lease or other disposition of inventory, and expressly including all notes, drafts, acceptances, instruments and chattel paper arising from any of the foregoing, and all refunds and rights to reimbursement.

(ii) Inventory. All inventory (as such term is defined in Article 9 of the UCC), including all goods, merchandise, raw materials, work in process, finished goods and other tangible personal property, wheresoever located, whether now owned or existing or hereafter arising or acquired by the Company, and (a) leased by the Company as lessor, (b) held for sale or lease or furnished or to be furnished under contracts for service, (c) furnished by the Company under a contract of service, or (d) used or consumed in the Company’s business, and all additions and accessions thereto and all purchase orders, leases and contracts with respect thereto and all documents of title evidencing or representing any part thereof, and all products and proceeds thereof, whether in the possession of the Company, a warehouseman, a bailee, or any other person.

(iii) Fixtures. All fixtures (as such term is defined in Article 9 of the UCC) and appurtenances thereto, whether now owned or existing or hereafter arising or acquired by the Company, and such other goods, chattels, fixtures, equipment and personal property affixed or in any manner attached to the real estate and/or building(s) or structure(s), including all attachments, appurtenances, additions and accessions thereto and replacements thereof and articles in substitution therefor, howsoever attached or affixed (together with all tools, components, parts and equipment now or hereafter added to or used in connection with the foregoing).

(iv) Equipment. All equipment (as such term is defined in Article 9 of the UCC) of every nature and description whatsoever, whether now owned or existing or hereafter arising or acquired by the Company, including all appurtenances and additions and accessions thereto and substitutions therefor and replacements thereof, wheresoever located, including all tools, parts, components and accessories used in connection therewith, and expressly including all vehicles, rolling stock, and goods (as such term is defined in Article 9 of the UCC) other than inventory, farm products and consumer goods.

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(v) General Intangibles. All general intangibles (as such term is defined in Article 9 of the UCC) and other personal property, whether now owned or existing or hereafter arising or acquired by the Company, and expressly including any personal property, including things in action, other than accounts, chattel paper, commercial tort claims, deposit accounts, documents, goods, instruments, investment property, letter of credit rights, letters of credit, money, oil, gas or other minerals before extraction. The term “general intangibles” includes (a) payment intangibles (as such term is defined in Article 9 of the UCC), (b) software (as such term is defined in Article 9 of the UCC), (c) all patents, copyrights, trademarks, service marks, processes, formulae, know- how, prototypes, samples, plans, scientific and/or technical information, trade secrets, confidential or proprietary information, items under development, in application or other “pending” status, and all other items of a similar nature used in the conduct of the Company’s business, and (d) all benefits, rights, titles and interests under all partnership, joint venture and limited liability company agreements between or among the Company and any other party (but none of Company’s liabilities or obligations with respect thereto); however, the term “general intangibles” shall not include any swap agreement (as defined in 11 U.S.C. Sec. 101) with Secured Party.

(vi) Chattel Paper. All chattel paper (as such term is defined in Article 9 of the UCC), whether now owned or existing or hereafter arising or acquired by the Company.

(vii) Instruments. All instruments (as such term is defined in Article 9 of the UCC), including promissory notes, whether now owned or existing or hereafter arising or acquired by the Company.

(viii) Documents. All documents (as such term is defined in Article 9 of the UCC) whether now owned or existing or hereafter arising or acquired by the Company.

(ix) Letter of Credit Rights. All letter of credit rights (as such term is defined in Article 9 of the UCC) whether now owned or existing or hereafter arising or acquired by the Company.

(x) Deposit Accounts. All deposit accounts (as such term is defined in Article 9 of the UCC), whether now owned or existing or hereafter arising or acquired by the Company, and expressly including without limitation all cash, money, property, deposit accounts, accounts, securities, documents, chattel paper, claims, demands, instruments, items or deposits of the Company, now held or hereafter coming within Secured Party’s custody or control, including without limitation, all certificates of deposit and other depository accounts, whether such have matured or the exercise of Secured Party’s rights results in loss of interest or principal or other penalty on such deposits, but excluding deposits subject to tax penalties if assigned.

(b) The Security Interest is granted as security only and shall not subject the Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Company with respect to any of the Collateral or any transaction in connection therewith.

(c) The inclusion of Proceeds in this Agreement does not authorize the Company to sell, dispose of or otherwise use the Collateral in any manner not specifically authorized hereby.

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3. Representations and Warranties. The Company represents and warrants as follows: (a) The exact legal name of the Company, as the legal name appears in the Company’s certificate of formation as of the date of this Agreement, is as set forth in the introductory paragraph of this Security Agreement. The Company has no other trade name, assumed name or alias.

(b) The place of business or, if the Company has more than one place of business, the chief executive office is located at the address of the Company specified in the introductory paragraph of this Security Agreement.

(c) The office where the Company keeps its records concerning the Receivables, and all originals of all chattel paper which evidence Receivables, is located at the address of the Company specified in paragraph 3(b) of this Security Agreement. None of the Receivables is evidenced by a promissory note or other instrument.

(d) The Company owns the Collateral free and clear of any lien, security interest, charge or encumbrance. No effective financing statement or other instrument similar in effect covering all or any part of the Collateral is on file in any recording office.

(e) This Agreement creates a valid and perfected first priority security interest in the Collateral, securing the payment of the Secured Liabilities, and all filings and other actions necessary or desirable to perfect and protect such security interest have been duly taken.

(f) No authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required either (i) for the grant by the Company of the security interest granted hereby or for the execution, delivery or performance of this Security Agreement by the Company, or (ii) for the perfection of or the exercise by the Secured Party of their rights and remedies under the Promissory Note or this Security Agreement, including without limitation, the filing of a UCC-1 financing statement.

(g) The Company is a corporation duly organized and validly existing under the laws of the State of Nevada, qualified to do business in all jurisdictions in which the nature of the business conducted by the Company makes such qualification necessary and where failure so to qualify would not have a material adverse effect on the Company’s financial condition, operations, prospects or business, or the Company’s ability to perform all the Company’s obligations under this Security Agreement and the Promissory Note.

(h) The Company is not in violation of any applicable law, which violations, individually or in the aggregate, would affect the Company’s performance of any obligation under this Security Agreement or the Promissory Note; there is no litigation before any court or governmental authority now pending or (to the Company’s knowledge after reasonable inquiry) threatened against the Company which, if adversely determined, could reasonably be expected to have a material adverse effect on the Company’s financial condition, operations, prospects or business as a whole, or ability to perform all the Company’s obligations under the Security Agreement and the Promissory Note.

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(i) The Company is the holder of all governmental approvals, permits and licenses required to permit the Company to conduct its business as currently conducted and to enter into and perform the Company’s obligations under this Security Agreement and the Promissory Note.

(j) None of the execution and delivery of this Security Agreement, the consummation of the transactions contemplated in this Security Agreement or the Promissory Note, or compliance with the terms and provisions of this Security Agreement or the Promissory Note will conflict with or result in a breach of, or require any consent under, the Company’s articles of incorporation or by laws, or any applicable law, or any agreement or instrument to which the Company is a party or by which the Company is bound or to which the Company or any of the Company’s respective assets are subject, or constitute a default under any such agreement or instrument.

(k) The Company has all necessary power and authority to execute, deliver and perform the Company’s respective obligations under this Security Agreement and the Promissory Note; the Company’s execution, delivery and performance of this Security Agreement and the Promissory Note have been duly authorized by all necessary action on the Company’s part; and this Security Agreement and the Promissory Note have been duly and validly executed and delivered by the Company and each constitutes the Company’s legal, valid and binding obligation, enforceable in accordance with its and their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization or moratorium or other similar laws relating to the enforcement of creditors' rights generally and by general equitable principles.

4. Places of Business. The Company will notify the Secured Party promptly of the addition or discontinuance of any place of business or any change in the address of its principal or any other place of business. None of the Collateral shall be removed from the Company’s principal place of business set forth in the introductory paragraph of this Security Agreement until, as from time to time supplemented, unless the Secured Party is given thirty (30) days prior written notice of such removal, which notice shall state the location or locations to which said Collateral will be removed, or the Company has paid all amounts relating to the purchase price of such Collateral. The Company warrants that all of the Collateral is and shall continue to be located at the locations set forth herein or such other locations of which the Secured Party receives notice in accordance with this Section.

5. Encumbrances. The Company will not create, incur, assume, or suffer to exist now or at any time throughout the duration of the term of this Security Agreement, any lien, security interest or other encumbrances against the Collateral, whether now owned or hereafter acquired, except for liens in favor of the Secured Party and any other liens allowed in writing by the Secured Party. The Company will notify the Secured Party of any lien, security interest or other encumbrance securing an obligation against the Collateral, and will defend the Collateral against such claim, lien, security interest or other encumbrance adverse to the Secured Party.

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6. Maintenance of Collateral. The Company shall preserve the Collateral for the benefit of the Secured Party. Without limiting the generality of the foregoing, the Company shall:

(a) make all such repairs, replacements, additions and improvements to the equipment necessary to prevent the deterioration or loss thereof;

(b) preserve all beneficial contract rights to the extent commercially reasonable;

(c) in conjunction with, and at the direction of, the Secured Party, take commercially reasonable steps to collect all Receivables; and

(d) pay all taxes, assessments or other charges on the Collateral when due, unless the amount or validity of such taxes, assessments or charges are being contested in good faith by appropriate proceedings and reserves have been deposited with the Secured Party with respect thereto.

7. Additional Provisions Concerning the Collateral.

(a) The Company authorizes the Secured Party to file, without the signature of the Company, where permitted by law, one or more financing or continuation statements, and amendments thereto, relating to the Collateral, all in the discretion of the Secured Party.

(b) If there is an Event of Default, the Company hereby irrevocably appoints the Secured Party as its attorney-in-fact (which power of attorney is coupled with an interest) and proxy, with full authority in the place and stead of the Company and in its name or otherwise, from time to time in the Secured Party’s discretion, to take any action or execute any instrument which the Secured Party may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation: (i) to obtain and adjust insurance required to be paid to the Secured Party pursuant to Section 8 hereof; (ii) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral; (iii) to receive, endorse, and collect any checks, drafts or other instruments, documents, and chattel paper in connection with clause (i) or clause (ii) above; (iv) to sign the Company's name on any invoice or bill of lading relating to any account, on drafts against customers, on schedules and assignments of accounts, on notices of assignment, financing statements and other public records, on verification of accounts and on notices to customers (including notices directing customers to make payment directly to the Secured Party); (v) during the continuation of an Event of Default hereunder, to notify the postal authorities to change the address for delivery of its mail to an address designated by the Secured Party, to receive, open and process all mail addressed to the Company; (vi) to send requests for verification of accounts to customers; and (vii) to file any claims or take any action or institute any proceedings which the Secured Party may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Secured Party with respect to any of the Collateral. The Company hereby ratifies and approves in advance all acts of said attorney; and so long as the attorney acts in good faith and without gross negligence it shall have no liability to the Company for any act or omission as to such attorney.

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(c) If the Company fails to perform any agreement contained herein and such failure to perform remains uncured for a period of ten (10) days following receipt of written notice by Secured Party, the Secured Party may perform, or cause performance of, such agreement or obligation, and the reasonable costs and expenses of the Secured Party incurred in connection therewith shall be payable by the Company immediately upon demand by Secured Party, shall bear interest at the highest legal rate from the date incurred until paid and shall be fully secured hereby.

(d) The powers conferred on the Secured Party hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.

(e) Anything herein to the contrary notwithstanding, (i) the Company shall remain liable under any contracts and agreements relating to the Collateral, to the extent set forth therein, to perform all of its obligations thereunder, to the same extent as if this Security Agreement had not been executed; (ii) the exercise by the Secured Party of any of its rights hereunder shall not release the Company from any of its obligations under the contracts and agreements relating to the Collateral; and (iii) the Secured Party shall not have any obligation or liability by reason of this Security Agreement under any contracts and agreements relating to the Collateral, nor shall the Secured Party be obligated to perform any of the obligations or duties of the Company thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(f) In the event the Company acquires a Subsidiary with the proceeds of the Promissory Note (in whole or in part), as a condition thereto and simultaneously with such acquisition, the Company shall pledge the securities of such Subsidiary by executing a new Security Agreement-Pledge in the form of Schedule A attached hereto in favor of the Secured Party.

(g) Until the Secured Liabilities are paid in full, the Company agrees that the Company will (i) preserve the Company’s corporate existence and not, in one transaction or a series of related transactions, convert to a different type of entity, merge into or consolidate with any other entity (other than in connection with the Company’s pending merger with Viking Energy Group, Inc., which merger is expressly approved), or sell all or substantially all of its assets; (ii) not change the state of the Company’s organization; and (iii) not change the Company’s name or identity in any manner, unless in the case of this clause (iii) only, the Company shall have given the Secured Party not less than forty-five (45) days prior notice thereof.

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8. Insurance. The Company shall maintain insurance covering the Collateral with financially sound and reputable insurers satisfactory to the Secured Party against such risks as are customarily insured by a business in the same or a similar industry and similarly situated for an amount not less than the full replacement value of such Collateral. All such insurance policies covering property on and after the date such property becomes subject to the Security Interest shall be written so as to be payable in the event of loss to the Secured Party, and shall provide for at least thirty (30) days prior written notice to the Secured Party prior to the cancellation or modification of each such policy. At the request of the Secured Party, all insurance policies covering property subject to the Security Interest shall be furnished to and held by the Secured Party. If, while any Secured Liabilities are outstanding, any proceeds with respect to any casualty loss are paid to the Secured Party under such policies on account of such casualty loss, and no default has occurred and is continuing, the Secured Party will pay over such proceeds in whole or in part to the Company, for the purpose of repairing or replacing the Collateral destroyed or damaged, with any such repaired or replaced Collateral to be secured by this Security Agreement. If an Event of Default has occurred and is continuing, the Secured Party may apply the proceeds as Secured Party deems fit, subject to applicable law and may cancel, assign or surrender any such insurance policies.

9. Fixtures. It is the intention of the Parties hereto that none of the equipment or other property securing the Secured Liabilities hereunder shall become fixtures.

10. Default. Any one or more of the following events shall constitute an event of default (an “Event of Default”):

(a) any representation or warranty made or deemed made by the Company in this Security Agreement shall prove to have been materially incorrect, false, incomplete or misleading; or

(b) the occurrence of an “Event of Default” as defined in the Promissory Note.

11. Remedies.

(a) Upon the occurrence of an Event of Default and at any time or times during the continuance thereof, unless such Event of Default shall have been cured within the applicable time period, if any, or waived in writing by the Secured Party, and subject to the provisions of applicable law, the Secured Party may exercise any one or more of the following remedies:

(i) The Secured Party shall have full power and authority to sell or otherwise dispose of the Collateral or any part thereof. Any such sale or other disposition, subject to the provisions of applicable law, may be by public or private proceedings and may be made by one or more contracts, as a unit or in parcels, at such time and place, by such method, in such manner and on such terms as the Secured Party may determine. Except as required by law, such sale or other disposition and such notice will be deemed to have been sufficiently given if such notice is hand-delivered or mailed postage prepaid, at least ten (10) days before the time of such sale or other disposition, to the Company at its address as specified in the Security Agreement. To the extent permitted by law, the Secured Party may buy any or all of the Collateral upon any sale thereof. To the extent permitted by law, upon any such sale or sales, the Collateral so purchased shall be held by the purchaser absolutely free from any claims or rights of whatsoever kind or nature, including any claim of redemption and any similar rights being hereby expressly waived and released by the Company. In connection with any such sale, the Secured Party shall be permitted to limit its warranties to the maximum extent provided in the UCC. After deducting all reasonable costs and expenses of collection, custody, sale or other disposition or delivery (including legal costs and reasonable attorneys' fees) and all other charges due against the Collateral, the residue of the proceeds of any such sale or other disposition shall be applied to the payment of the Secured Liabilities, except as otherwise provided by law or directed by any court of competent jurisdiction, and any surplus after the payment in full of the Secured Liabilities shall be returned to the Company, except as otherwise provided by law or any such court. The Company shall be liable for any deficiency in payment of the Secured Liabilities, including all reasonable costs and expenses of collection, custody, sale or other disposition or delivery and all other charges due against the Collateral, as herein enumerated.

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(ii) The Secured Party may notify an account Company of the Company to make payment to the Secured Party whether the Company or the Secured Party were previously making collections on any of the accounts receivable; and the Secured Party may also take control of any proceeds from any Collateral.

(iii) At any time whether or not an Event of Default has occurred, with or without notice, the Secured Party is authorized to offset and charge against any other credits and obligations ever owed by the Secured Party to the Company, any amount for which the Company may become obligated to the Secured Party at any time, whether under the Promissory Note or otherwise. The obligations secured by the Security Interest granted and by the Secured Party’s right of offset includes all obligations of any kind or type now or hereafter arising, owed by the Company to the Secured Party, whether liquidated or unliquidated, direct or indirect, contingent or not.

(iv) The Secured Party may commence proceedings in any court of competent jurisdiction for the appointment of a receiver (which term shall include a receiver-manager) of the Collateral or of any part thereof or may by instrument in writing appoint any person to be a receiver of the Collateral or any part thereof and may remove any receiver so appointed by the Secured Party and appoint another in his stead; and any such receiver appointed by instrument in writing shall have power (a) to take possession of the Collateral or any part thereof, (b) to carry on the business of the Company, (c) to borrow money on the security of the Collateral in priority to this Security Agreement to the extent required for the maintenance, preservation or protection of the Collateral or any part thereof or for the carrying on of the business of the Company, and (d) to sell lease or otherwise dispose of the whole or any part of the Collateral at public auction, by public tender or by private sale, either for cash or upon credit, at such time and upon such terms and conditions as the receiver may determine; provided that any such receiver shall be deemed the agent of the Company and the Secured Party shall not be in any way responsible for any misconduct or negligence of any such receiver.

(v) The Secured Party shall have all other rights and remedies of a secured party provided under the UCC.

(vi) The Secured Party shall have all other rights and remedies allowed at law and/or in equity.

(b) It is provided, however, that in the Secured Party’s efforts in collection on the Collateral, the Company shall be liable and responsible for any deficiency.

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12. Limitation on Duty of the Secured Party in Respect of Collateral. The powers conferred on the Secured Party under this Security Agreement are solely to protect the Secured Party’s interests in the Collateral and shall not impose any duty upon the Secured Party to exercise any such powers. Except for reasonable care in the custody of any Collateral in the Secured Party’s possession and the accounting for moneys actually received by the Secured Party under this Security Agreement, the Secured Party shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in the Secured Party’s possession if the Collateral is accorded treatment substantially equal to that which the Secured Party accords its own property, it being understood that the Secured Party shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other bailee selected by the Secured Party in good faith. Except as otherwise expressly provided in this Section 12, the Company has the risk of loss of the Collateral. Further, the Secured Party has no duty to collect any income accruing on the Collateral or to preserve any rights relating to the Collateral. The Secured Party shall have no obligation to clean up or otherwise prepare the Collateral for sale.

13. Concerning Secured Party. In furtherance and not in derogation of the rights, privileges and immunities of the Secured Party:

(a) The Secured Party is authorized to take all such action as is provided to be taken by the Secured Party under this Security Agreement and all other action reasonably incidental thereto. As to any matters not expressly provided for in this Security Agreement (including the timing and methods of realization upon the Collateral), the Secured Party shall act or refrain from acting in the Secured Party’s sole reasonable discretion.

(b) The Secured Party shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on the Secured Party’s part under this Security Agreement. The Secured Party shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Security Agreement by the Company.

14. Payment of Taxes, Charges, Etc. The Secured Party, at its option, after notice to the Company, may discharge any taxes, charges, assessments, security interest, liens or other encumbrances upon the Collateral or otherwise protect the value thereof. All such expenditures incurred by the Secured Party shall become payable by the Company to the Secured Party upon demand, shall bear interest at the highest legal rate from the date incurred to the date of payment, and shall be secured by the Collateral.

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15. Waivers. To the extent permitted by law, the Company hereby waives demand for payment, notice of dishonor or protest and all other notices of any kind in connection with the Secured Liabilities except notices required hereby, by law or by any other agreement between the Company and the Secured Party, including, but not limited to the Promissory Note, if any. The Secured Party may release, supersede, exchange or modify any Collateral or security which it may from time to time hold and may release, surrender or modify the liability of any third party without giving notice hereunder to the Company. Such modifications, changes, renewals, releases or other actions shall in no way affect the Company's obligations hereunder.

16. Transfer Expenses, Etc. The Company will pay, indemnify and hold the Secured Party harmless from and against all reasonable costs and expenses (including taxes, if any) arising out of or incurred in connection with any transfer of Collateral into or out of the name of the Secured Party and all reasonable costs and expenses, including reasonable legal fees, of the Secured Party arising out of or incurred in connection with this Security Agreement.

17. Termination. This Security Interest shall terminate following the full payment, satisfaction, or discharge of all Secured Liabilities. Upon such termination, the Secured Party will deliver to the Company appropriate UCC termination statements with respect to Collateral so released from the Security Interest for filing with each filing officer with which UCC financing statements have been filed by the Secured Party to perfect the Security Interest in such Collateral.

18. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Company and the Secured Party and their respective successors and assigns.

19. Severability of Provisions. Any provision of any provision of this Security Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Security Agreement or affecting the validity or enforceability of this Security Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

20. Submission to Jurisdiction. (a) ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS SECURITY AGREEMENT AND THE PROMISSORY NOTE MAY BE BROUGHT IN THE COURTS OF THE STATE OF TEXAS OR OF THE UNITED STATES LOCATED IN HARRIS COUNTY, TEXAS AND, BY EXECUTION AND DELIVERY OF THIS SECURITY AGREEMENT, THE COMPANY HEREBY IRREVOCABLY ACCEPTS FOR ITSELF AND IN RESPECT OF THE COMPANY’S PROPERTY, UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS WITH RESPECT TO ANY SUCH ACTION OR PROCEEDING. THE COMPANY FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO THE COMPANY PURSUANT TO SECTION 22, SUCH SERVICE TO BECOME EFFECTIVE THIRTY (30) DAYS AFTER SUCH MAILING. NOTHING IN THIS SECURITY AGREEMENT SHALL AFFECT THE RIGHT OF THE SECURED PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST THE COMPANY IN ANY OTHER JURISDICTION.

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(b) THE COMPANY HEREBY IRREVOCABLY WAIVES ANY OBJECTION WHICH THE COMPANY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY OF THE AFORESAID ACTIONS OR PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THIS SECURITY AGREEMENT BROUGHT IN THE COURTS REFERRED TO IN CLAUSE (a) OF THIS SECTION 20 AND HEREBY FURTHER IRREVOCABLY WAIVES AND AGREES NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH ACTION OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

21. Waiver of Jury Trial. THE COMPANY HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO ENFORCE OR DEFEND ANY RIGHTS UNDER THIS SECURITY AGREEMENT OR UNDER ANY AMENDMENT, INSTRUMENT, DOCUMENT OR AGREEMENT DELIVERED OR WHICH MAY IN THE FUTURE BE DELIVERED IN CONNECTION WITH THIS SECURITY AGREEMENT OR ARISING FROM OR RELATING TO ANY RELATIONSHIP EXISTING IN CONNECTION WITH THIS SECURITY AGREEMENT, AND AGREES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.

22. Notice. Any notice or communication required or permitted hereunder shall be deemed to be delivered, whether actually received or not, three (3) business days after being sent via courier service (such as Federal Express), and addressed to the intended recipient at the address set forth in the introductory paragraph of this Security Agreement. Any address for notice may be changed by written notice delivered as provided herein.

23. Governing Law. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF TEXAS, EXCEPT AS REQUIRED BY MANDATORY PROVISIONS OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTERESTS, OR REMEDIES UNDER THIS SECURITY AGREEMENT, IN RESPECT OF ANY PARTICULAR COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF TEXAS.

24. Prevailing Party. If any legal action or other proceeding is brought for the enforcement of this Agreement executed in connection with, or because of an alleged dispute, breach, default or misrepresentation in connection with any of the provisions of this Agreement or any document, instrument or agreement executed in connection herewith, the successful prevailing party shall be entitled to recover reasonable attorney’s fees, court costs and all other costs and expenses incurred in that action or proceeding.

25. Drafting. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.

26. No Waiver of Right of Remedies. No failure or delay by Secured Party in exercising any right, power, or privilege given by any provision of this Agreement shall operate as a waiver of the provision. Additionally, no single or partial exercise of any right, power, or privilege shall preclude any other or further exercise of that or any other right, power, or privilege.

27. COUNSEL. EACH PARTY ACKNOWLEDGES THAT THE PARTIES ARE EXECUTING A LEGAL DOCUMENT THAT CONTAINS CERTAIN DUTIES, OBLIGATIONS AND RESTRICTIONS AS SPECIFIED HEREIN. EACH PARTY FURTHERMORE ACKNOWLEDGES THAT EACH PARTY HAS BEEN ADVISED OF THEIR RIGHT TO RETAIN LEGAL COUNSEL, AND THAT EACH PARTY HAS EITHER BEEN REPRESENTED BY LEGAL COUNSEL PRIOR TO THEIR EXECUTION HEREOF OR HAS KNOWINGLY ELECTED NOT TO BE SO REPRESENTED.

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IN WITNESS WHEREOF, the Parties hereto have executed this Security Agreement as of the date first written above.

COMPANY:

CAMBER ENERGY, INC.

By:
Name:	James A. Doris
Title:	President & Chief Executive Officer

SECURED PARTY:

By:
Name:	Sheniqua Rouse-Pierre
Title:	Treasurer of G.P. of Member

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Exhibit 3

Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT, AS AMENDED, OR (B) AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

COMMON STOCK PURCHASE WARRANT

CAMBER ENERGY, INC.

Warrant Shares: 50,000,000	Issuance Date: December 31, 2021

THIS COMMON STOCK PURCHASE WARRANT (this “Warrant”) certifies that, for value received, ____________________________ or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the Issuance Date and on or prior to the close of business on the 5-year anniversary of the Issuance Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Camber Energy, Inc., a Nevada corporation (the “Company”), up to 50,000,000 Warrant Shares of Common Stock. The purchase price per share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Loan Agreement (the “Purchase Agreement”), dated December 24, 2021, among the Company and the purchasers signatory thereto.

For purposes of this Warrant, the following terms shall have the following meanings:

a) “Approved Stock Plan” means any employee benefit plan which has been approved by a majority of the disinterested members of the Board of Directors of the Company, pursuant to which the Company’s securities may be issued to any employee, officer or director for services provided to the Company.

b) “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request pursuant to Section 3(i), which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of the Holder’s request pursuant to Section 3(i) and (2) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on the date of the Holder’s request pursuant to Section 3(i), (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the date of the Holder’s request pursuant to Section 3(i) and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request pursuant to Section 3(i) if such request is prior to the date of the consummation of the applicable Fundamental Transaction, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction, (B) the consummation of the applicable Fundamental Transaction and (C) the date on which the Holder first became aware of the applicable Fundamental Transaction.

c) “Bloomberg” means Bloomberg, L.P.

d) “Closing Price” means the closing price of the Company’s Common Stock as reported by the Company’s Principal Market.

e) “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

f) “Eligible Market” means The New York Stock Exchange, the NYSE American, the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market, the OTCQB or the OTCQX.

g) “Excluded Securities” means the Conversion Shares, the Warrant Shares, and any shares of Common Stock issued or issuable, or deemed issued or issuable pursuant to Section 2(a): (i) in connection with any Approved Stock Plan, (ii), upon conversion, exercise or exchange of any Options or Convertible Securities which are outstanding on the day immediately preceding the Effective Date; provided, that the terms of such Options or Convertible Securities are not amended or modified after the Effective Date, and (iv) securities issued pursuant to acquisitions (whether by merger, consolidation, purchase of equity, purchase of assets, reorganization or otherwise), mergers, consolidations, reorganizations or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equity holders of a Person) which is, itself or through its subsidiaries, an operating company or an owner of an asset in a business complementary with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

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h) “Fundamental Transaction” means (A) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) a third party and as a result thereof which the stockholders of the Company immediately prior to such transaction do not own at least 50% of the aggregate voting power represented by issued and outstanding shares of Common Stock of the Company or the Successor Entity (if other than the Company), or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to a third party, or (iii) a third party acquires or otherwise becomes the beneficial owner (as defined in Rule 13d-3 under the 1934 Act) of at least 50% of the aggregate voting power represented by issued and outstanding shares of Common Stock of the Company, or (iv) that the Company shall, directly or indirectly, including through subsidiaries, Affiliates or otherwise, in one or more related transactions, allow any third party to be or become the beneficial owner (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, whether through acquisition, purchase, assignment, conveyance, tender, tender offer, exchange, reduction in outstanding shares of Common Stock, merger, consolidation, business combination, reorganization, recapitalization, spin-off, scheme of arrangement, reorganization, recapitalization or reclassification or otherwise in any manner whatsoever, of at least 50% of the aggregate ordinary voting power represented by issued and outstanding shares of Common Stock.

i) “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

j) “Trading Day” means, as applicable, (x) with respect to all price or trading volume determinations relating to the Common Stock, any day on which the Common Stock is traded on the Principal Market, or, if the Principal Market is not the principal trading market for the Common Stock, then on the principal securities exchange or securities market on which the Common Stock is then traded, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on such exchange or market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on such exchange or market (or if such exchange or market does not designate in advance the closing time of trading on such exchange or market, then during the hour ending at 4:00:00 p.m., New York time) unless such day is otherwise designated as a Trading Day in writing by the Holder or (y) with respect to all determinations other than price determinations relating to the Common Stock, any day on which the New York Stock Exchange (or any successor thereto) is open for trading of securities.

k) “VWAP” means, for any security as of any date, the dollar volume-weighted average price for such security on the Principal Market (or, if the Principal Market is not the principal trading market for such security, then on the principal securities exchange or securities market on which such security is then traded) during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg through its “Volume at Price” function or, if the foregoing does not apply, the dollar volume-weighted average price of such security in the over-the-counter market on the electronic bulletin Board of Directors for such security during the period beginning at 9:30:01 a.m., New York time, and ending at 4:00:00 p.m., New York time, as reported by Bloomberg, or, if no dollar volume- weighted average price is reported for such security by Bloomberg for such hours, the average of the highest closing bid price and the lowest closing ask price of any of the market makers for such security as reported by the Principal Market. If the VWAP cannot be calculated for such security on such date on any of the foregoing bases, the VWAP of such security on such date shall be the fair market value as mutually determined by the Company and the Holder. If the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 5(p). All such determinations shall be appropriately adjusted for any stock dividend, stock split, stock combination, recapitalization or other similar transaction during such period.

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Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy (or e-mail attachment) of a notice of exercise in the form annexed hereto as Exhibit A (a “Notice of Exercise”) and within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 2(c) below. No ink- original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be equal to $10.00 per share with respect to 25,000,000 shares of Common Stock, and $20.00 per share with respect to 25,000,000 shares of Common Stock, subject to adjustment hereunder (each an “Exercise Price”).

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c) Cashless Exercise. If, at any time after the six (6) month anniversary of the Closing Date, there is no effective Registration Statement registering the resale of the Warrant Shares by the Holder, this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =

the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrant being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 2(c).

Notwithstanding anything herein to the contrary, on the Termination Date, this Warrant shall be automatically exercised via cashless exercise pursuant to this Section 2(c) (except, that to the extent such exercise would violate Section 2(e) below, the aggregate number of Warrant Shares issuable upon exercise in full of this Warrant via a cashless exercise shall be automatically exchanged into a right to receive such aggregate number of Warrant Shares, subject to a restriction on exercise in the form of Section 2(e) below).

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d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. Within the later of (x) one (1) Trading Day of receiving a Notice of Exercise if a cashless exercise or (y) one (1) Trading Day of receipt of payment if exercised for cash, the Company shall have provided instructions to the Transfer Agent for the issuance of the Warrant Shares. Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s prime broker or its designee’s balance account with the DTC through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is two (2) Trading Days after the later of (A) the delivery to the Company of the Notice of Exercise and (B) payment of the aggregate Exercise Price as set forth above (unless by cashless exercise, if permitted) (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2(d)(vi) prior to the issuance of such shares, having been paid. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date (a “Delivery Failure”), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form, attached hereto as Exhibit B, duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

viii. Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 5(p).

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e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock Equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the 1934 Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the 1934 Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the SEC, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two (2) Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

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Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant or any dividends issued by the Company in connection with the Preferred Shares), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately increased such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision or re-classification.

b) Subsequent Equity Sales. If and whenever on or after the Closing Date, the Company issues or sells, or in accordance with this Section 3 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the “Base Share Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the Base Share Price. For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the Base Share Price under this Section 3(b)), the following shall be applicable:

i. Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3(b)(i), the “lowest price per share for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

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ii. Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 3(b)(ii), the “lowest price per share for which one share of Common Stock is issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 3(b), except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

iii. Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3(a)), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3(b)(iii), if the terms of any Option or Convertible Security that was outstanding as of the Closing Date are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3(b) shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

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iv. Calculation of Consideration Received. If any Option is issued in connection with the issuance or sale of any other securities of the Company together comprising one integrated transaction in which no specific consideration is allocated to such Option by the parties thereto, the Options will be deemed to have been issued for a consideration of the Black Scholes Value of such security and the other securities issued or sold in such integrated transaction shall be deemed to have been issued or sold for the difference of (I) the aggregate consideration received by the Company less any consideration paid or payable by the Company pursuant to the terms of such other securities of the Company, less (II) the Black Scholes Value of such security. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non- surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities. The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error. The fees and expenses of such appraiser shall be borne by the Company.

v. Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

vi. For avoidance of doubt, no adjustments shall be made under this Section 2(b) or Section 2(d) upon the issuance sale of (or deemed issuance or sale of) any Excluded Securities.

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c) Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 3 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 3(c) will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 3, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error. The fees and expenses of such investment bank shall be borne by the Company.

d) Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company.

e) Notice; Variable Rate Transactions. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a variable rate transaction, despite the prohibition thereon in the Purchase Agreement, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible conversion or exercise price at which such securities may be converted or exercised.

f) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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g) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder's right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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h) Fundamental Transaction. If, at any time while this Warrant is outstanding, the Company effects a Fundamental Transaction, then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, at the request of the Holder delivered at any time commencing on the earliest to occur of (x) the public disclosure of any Fundamental Transaction, (y) the consummation of any Fundamental Transaction and (z) the Holder first becoming aware of any Fundamental Transaction through the date that is ninety (90) days after the public disclosure of the consummation of such Fundamental Transaction by the Company pursuant to a Current Report on Form 8-K filed with the SEC, the Company or the Successor Entity (as the case may be) shall purchase this Warrant from the Holder on the date of such request by paying to the Holder cash in an amount equal to the Black Scholes Value. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(h) pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

i) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

j) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly mail to the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

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ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, or (F) the Company enters into an agreement with respect to a Fundamental Transaction, then, in each case, the Company shall cause to be mailed to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to mail such notice or any defect therein or in the mailing thereof shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided hereunder constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the SEC pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

k) No Adjustments for Issuances Pursuant to Existing Agreements. No adjustments shall be made to the Exercise Price or number of Warrants pursuant to this Section 3 as a result of issuances of common stock by the Company in connection with any agreements to which the Company is a party as of the date of the execution of this Warrant.

Section 4. Warrant Register.

a) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

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b) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

c) Transfer Restrictions. This Warrant may not be offered for sale, sold, transferred or assigned by Holder.

d) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Trading Day, then, such action may be taken or such right may be exercised on the next succeeding Trading Day.

d) Authorized Shares.

i. From and after the Capital Event Increase Date, Company covenants that, during the remainder of the period this Warrant or any portion hereof is outstanding, it will reserve from its authorized and unissued Common Stock, solely for the purpose of the exercise of this Warrant, no less than the number of Warrant Shares then issuable upon the exercise of this Warrant (the “Required Reserve Amount”). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

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ii. If, notwithstanding Section 5(d)(i) and not in limitation thereof, while this Warrant remain outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal. In the event that the Company is prohibited from issuing shares of Common Stock upon an exercise of this Warrant due to the failure by the Company to have sufficient shares of Common Stock available out of the authorized but unissued shares of Common Stock (such unavailable number of shares of Common Stock, the “Authorization Failure Shares”), in lieu of delivering such Authorization Failure Shares to the Holder, the Company shall pay cash in exchange for the cancellation of such portion of this Warrant exercisable into such Authorized Failure Shares at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price (as defined in the Certificate of Designations) of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Notice of Exercise with respect to such Authorization Failure Shares to the Company and ending on the date of such issuance and payment under this Section 5(d); and (ii) to the extent the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of Authorization Failure Shares, any brokerage commissions and other out-of-pocket expenses, if any, of the Holder incurred in connection therewith. In lieu of holding a meeting of stockholders, the Company may take such action by consent of its stockholders by the above date in compliance with the 1934 Act.

iii. Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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iv. Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

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j) Remedies. The remedies provided in this Warrant shall be cumulative and in addition to all other remedies available under this Warrant and the other Transaction Documents, at law or in equity (including a decree of specific performance and/or other injunctive relief or ensuring performance of any obligation herein or preventing a breach of any obligation herein), and nothing herein shall limit the right of the Holder to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Warrant. The Company covenants to the Holder that there shall be no characterization concerning this instrument other than as expressly provided herein. Amounts set forth or provided for herein with respect to payments, exercises and the like (and the computation thereof) shall be the amounts to be received by the Holder and shall not, except as expressly provided herein, be subject to any other obligation of the Company (or the performance thereof). The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Holder and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the holder of this Warrant shall be entitled, in addition to all other available remedies, to specific performance and an injunction restraining any breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Holder that is requested by the Holder to enable the Holder to confirm the Company’s compliance with the terms and conditions of this Warrant. The issuance of shares and certificates for shares as contemplated hereby upon the exercise of this Warrant shall be made without charge to the Holder or such shares for any issuance tax or other costs in respect thereof, provided that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificate in a name other than the Holder or its agent on its behalf. If (a) this Warrant is placed in the hands of an attorney for collection or enforcement or is collected or enforced through any legal proceeding or the holder otherwise takes action to collect amounts due under this Warrant or to enforce the provisions of this Warrant or (b) there occurs any bankruptcy, reorganization, receivership of the Company or other proceedings affecting Company creditors’ rights and involving a claim under this Warrant, then the Company shall pay the costs incurred by the Holder for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant (other than Section 2(e)) may be modified or amended or the provisions hereof waived with the written consent of the Company and the Majority Holders. The Holder shall be entitled, at its option, to the benefit of any amendment, modification or waiver of (i) any other similar warrant issued under the Purchase Agreement or (ii) any other similar warrant. No consideration (other than reimbursement of legal fees) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

m) Severability. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

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n) Headings. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant. Terms used in this Warrant but defined in the other Transaction Documents shall have the meanings ascribed to such terms on the Closing Date in such other Transaction Documents unless otherwise consented to in writing by the Holder.

o) DISPUTE RESOLUTION

i. Submission to Dispute Resolution.

(A) In the case of a dispute relating to the Exercise Price, the Closing Sale Price, the Bid Price, Black Scholes Value or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via facsimile (A) if by the Company, within two (2) Trading Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Closing Sale Price, such Bid Price, Black Scholes Value or such fair market value or such arithmetic calculation of the number of Warrant Shares (as the case may be), at any time after the second (2nd) Trading Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(B) The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 5(p) and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (New York time) by the fifth (5th) Trading Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(C) The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Trading Days immediately following the Dispute Submission Deadline. Such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error. The fees and expenses of such investment bank shall be borne by the Company.

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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the Initial Exercise Date.

CAMBER ENERGY, INC.

By:
Name:	James Doris
Title:	Chief Executive Officer

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EXHIBIT A

CAMBER ENERGY, INC.

EXERCISE NOTICE

The holder named below (“Holder”) hereby exercises the right to purchase shares of Common Stock (“Warrant Shares”) of Camber Energy, Inc., a Nevada corporation (the “Company”), evidenced by the Common Stock Purchase Warrant dated December 31, 2021 (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

Holder: _______________________________________________________________

Date of Exercise: ________________________________________________________

Number of Warrant Shares to be Issued: ______________________________________

Exercise Price: $_________________________________________________________

Form of Exercise Price. The Holder intends that payment of the aggregate Exercise Price shall be made as a:

______ “Cash Exercise” with respect to __________ Warrant Shares; and/or

______ “Cashless Exercise” with respect to __________ Warrant Shares.

Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the aggregate Exercise Price in the sum of $ _________ to the Company in accordance with the terms of the Warrant.

Please issue the Warrant Shares into which the applicable Warrant is being exercised to Holder, or for its benefit, as follows:

_______ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to: ______________________________________________________________

                ______________________________________________________________

                ______________________________________________________________

_______ Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant: ________________________________________________________

DTC Number: __________________________________________________________

Account Number: _______________________________________________________